PRINCIPAL VARIABLE CONTRACTS FUND, INC.



                                ACCOUNTS OF THE FUND
                                --------------------
          ASSET ALLOCATION ACCOUNT         MICROCAP ACCOUNT
          BALANCED ACCOUNT                 MIDCAP ACCOUNT
          BOND ACCOUNT                     MIDCAP GROWTH ACCOUNT
          CAPITAL VALUE ACCOUNT            MICAP GROWTH EQUITY ACCOUNT
          EQUITY GROWTH ACCOUNT            MIDCAP VALUE ACCOUNT
          GOVERNMENT SECURITIES ACCOUNT    MONEY MARKET ACCOUNT
          GROWTH ACCOUNT                   REAL ESTATE ACCOUNT
          INTERNATIONAL ACCOUNT            SMALLCAP ACCOUNT
          INTERNATIONAL SMALLCAP ACCOUNT   SMALLCAP GROWTH ACCOUNT
          LARGECAP GROWTH ACCOUNT          SMALLCAP VALUE ACCOUNT
          LARGECAP STOCK INDEX ACCOUNT     UTILITIES ACCOUNT

This Prospectus describes a mutual fund organized by Principal Life Insurance Company/(R)/ ("The Principal"). The Fund provides a choice of investment objectives through the Accounts listed above.

                   The date of this Prospectus is May 1, 2001
                     as revised through September 30, 2001.

As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                               TABLE OF CONTENTS


ACCOUNT DESCRIPTIONS....................................................4

 Asset Allocation Account............................................... 6

 Balanced Account....................................................... 8

 Bond Account ........................................................... 10

 Capital Value Account .................................................. 12

 Equity Growth Account .................................................. 14

 Government Securities Account .......................................... 16

 Growth Account......................................................... 18

 International Account.................................................. 20

 International SmallCap Account ......................................... 22

 LargeCap Growth Account................................................ 24

 LargeCap Stock Index Account........................................... 26

 MicroCap Account ....................................................... 28

 MidCap Account ......................................................... 30

 MidCap Growth Account .................................................. 32

 MidCap Growth Equity Account ........................................... 34

 MidCap Value Account ................................................... 36

 Money Market Account ................................................... 38

 Real Estate Account .................................................... 40

 SmallCap Account....................................................... 42

 SmallCap Growth Account................................................ 44

 SmallCap Value Account................................................. 46

 Utilities Account ...................................................... 48

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS.........................50

PRICING OF ACCOUNT SHARES ...............................................54

DIVIDENDS AND DISTRIBUTIONS.............................................55

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE ..........................55

 The Manager............................................................ 55

 The Sub-Advisors ....................................................... 56

 Duties of the Manager and Sub-Advisors ................................. 62

 Fees Paid to the Manager............................................... 62

MANAGERS' COMMENTS ......................................................63

GENERAL INFORMATION ABOUT AN ACCOUNT ....................................90

 Eligible Purchasers.................................................... 90

 Shareholder Rights ..................................................... 90

 Non-Cumulative Voting .................................................. 90

 Purchase of Account Shares............................................. 91

 Sale of Account Shares ................................................. 91

 Restricted Transfers................................................... 91

 Financial Statements ................................................... 92

FINANCIAL HIGHLIGHTS....................................................92

ACCOUNT DESCRIPTIONS


The Principal Variable Contracts Fund (the "Fund") is made up of Accounts. Each Account has its own investment objective. Principal Management Corporation*, the "Manager" of the Fund, has selected a Sub-Advisor for certain Accounts based on the Sub-Advisor's experience with the investment strategy for which it was selected. The Manager seeks to provide a wide range of investment approaches through the Fund.


The Sub-Advisors are:
 . Berger LLC ("Berger")
 . Dreyfus Corporation ("Dreyfus")
 . Goldman Sachs Asset Management ("GSAM")
 . Invista Capital Management, LLC/(R)/ ("Invista")*
 . Janus Capital Corporation ("Janus")
 . J.P. Morgan Investment Management Inc. ("Morgan")
 . Morgan Stanley Asset Management ("Morgan Stanley")
 . Neuberger Berman Management Inc. ("Neuberger Berman")
 . Principal Capital Income Investors, LLC ("Principal Capital - II")*
 . Turner Investment Partners, Inc. ("Turner")
  * Principal Management Corporation, Invista, Principal Capital - II and The Principal are members of the Principal Financial Group/(R)/.


In the description for each Account, there is important information about the
Account's:


MAIN STRATEGIES AND RISKS
These sections summarize how each Account intends to achieve its investment objective. The Account's primary investment strategy (including the type or types of securities in which the Account invests) is discussed. In addition, there is a discussion of any policy of the Account to concentrate in securities of issuers in a particular industry or group of industries.

A description of the main risks is included with the discussion of each Account. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."


Each Account is designed to be a portion of an investor's portfolio. None of the Accounts is intended to be a complete investment program. You should consider the risks of each Account before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS
A bar chart and a table are included with each Account that has annual returns for a full calendar year. They show the Account's annual returns and its long-term performance. The chart shows how the Account's performance has varied from year-to-year. The table compares the Account's performance over time to that of:
 . a broad based securities market index (An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
 . an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

An Account's past performance is not necessarily an indication of how the Account will perform in the future.


Call the Principal Variable Contracts Fund at 1-800-247-4123 to get the current 7-day yield for the Money Market
Account.

FEES AND EXPENSES
The annual operating expenses for each Account are deducted from that Account's assets (stated as a percentage of Account assets) and are shown as of the end of the most recent fiscal year (estimates of expenses are shown for Accounts which have not completed a fiscal year of operation). An Account's operating expenses are shown with each Account. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help you compare the cost of investing in a particular Account with the cost of investing in other mutual funds. The examples assume you invest $10,000 in an Account for the time periods indicated. The examples also assume that your investment has a 5% total return each year and that the Account's operating expenses are the same as the expenses shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown.


NOTES:

 . No salesperson, dealer or other person is authorized to give information or make representations about an Account other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Variable Contracts Fund, an Account, the Manager or any Sub-Advisor.
 . Investments in these Accounts are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

ASSET ALLOCATION ACCOUNT
The Account seeks to generate a total investment return consistent with preservation of capital.

MAIN STRATEGIES
The Account uses a flexible investment policy to establish a diversified global portfolio that will invest in equities and fixed-income securities. The Sub-Advisor, Morgan Stanley, will invest in equity securities of domestic and foreign corporations that appear to be undervalued relative to their earnings results or potential, or whose earnings growth prospects appear to be more attractive than the economy as a whole. In addition, Morgan Stanley will invest in fixed-income securities to provide income and to moderate the overall portfolio risk. Typically, Morgan Stanley will invest in high quality fixed-income securities but may invest up to 20% of the Account's assets in high yield securities.

The securities which the Account purchases are identified as belonging to an asset class which include:
 . stocks of growth-oriented companies (companies with earnings that are expected to grow more rapidly than the economy as a whole), both foreign and domestic;
 . stocks of value-oriented companies (companies with distinctly below average stock price to earnings ratios and stock price to book value ratios, and higher than average dividend yields), both foreign and domestic;
 . domestic real estate investment trusts;
 . fixed-income securities, both foreign and domestic; and . domestic high yield fixed-income securities.

The Account may invest up to 100% of its assets in foreign securities.


Morgan Stanley does not allocate a specific percentage of the Account's assets to a class. Over time, it expects the asset mix to be within the following ranges:
 . 25% to 75% in equity securities;
 . 20% to 60% in fixed-income securities; and . 0% to 40% in money market instruments.
The allocation is based on Morgan Stanley's judgement as to the general market and economic conditions, trends and investment yields, interest rates, and changes in fiscal or monetary policies.

MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:
 . High yield securities. Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.
 . Foreign securities. These have risks that are not generally found in securities of U.S. companies. For example, the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.
 . Securities of smaller companies. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Allocation among asset classes is designed to lessen overall investment risk by diversifying the Account's assets among different types of investments in different markets. Morgan Stanley reallocates among asset classes and eliminates asset classes for a period of time, when in it's judgement the shift offers better prospects of achieving the investment objective of the Account. Under normal market conditions, abrupt shifts among asset classes will not occur.


The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Money market instruments held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking a moderate risk approach towards long-term growth. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%)

Annual Total Returns

1995    20.66
1996    12.92
1997    18.19
1998    9.18
1999    19.49
2000    1.61




                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHESTQ4 '99  11.48%
                               LOWEST  Q3 '98  -8.16%


The year-to-date return as of September 30, 2001 is -8.62%.

 AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2000 (%)

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 ASSET ALLOCATION
 ACCOUNT ..............      1.61        12.09            N/A             12.30
 S&P 500 Index ........     -9.11        18.31          17.44
 Lehman Brothers
 Aggregate Bond Index .     11.63         6.45           7.95
 Lipper Flexible
 Portfolio Fund Average      0.29        11.70          12.85
 Morningstar Domestic
 Hybrid Category......       2.06        10.90          11.82
 * The Account's SEC effective date was June 1, 1994.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................                      0.80%
 Other Expenses..................                      0.04
                                                       ----
               TOTAL ACCOUNT OPERATING EXPENSES        0.84%

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5      10
 ASSET ALLOCATION ACCOUNT                                                                  $86   $268  $466  $1,037

BALANCED ACCOUNT
The Account seeks to generate a total return consisting of current income and capital appreciation.

MAIN STRATEGIES
The Account seeks growth of capital and current income by investing primarily in common stocks and corporate bonds. It may also invest in other equity securities, government bonds and notes (obligations of the U.S. government or its agencies or instrumentalities) and cash. Though the percentages in each category are not fixed, common stocks generally represent 40% to 70% of the Account's assets. The remainder of the Account's assets is invested in bonds and cash.

Invista serves as Sub-Advisor for the portion of the Account's portfolio that is invested in equity securities. In making its selection Invista looks for companies that have predictable earnings and which, based on growth prospects, it believes are undervalued in the marketplace. Invista buys stocks with the objective of long-term capital appreciation. From time to time, Invista purchases stocks with the expectation of price appreciation over the short-term. In response to changes in economic conditions, Invista may change the make-up of the portfolio and emphasize different market sectors by buying and selling the portfolio's stocks. The Account may invest up to 10% of its assets in securities of foreign companies.


Principal Capital - II serves as Sub-Advisor for the portion of the Account's portfolio that is invested in fixed-income securities. Fixed-income securities are purchased to generate income and for capital appreciation purposes when Principal Capital - II thinks that declining interest rates may increase market value. Deep discount bonds (those which sell at a substantial discount from their face amount) are also purchased to generate capital appreciation. The Account may invest in bonds with speculative characteristics but does not intend to invest more than 5% of its assets in securities rated below BBB by Standard & Poor's Rating Service or Baa by Moody's Investors Service, Inc. Fixed-income securities that are not investment grade are commonly referred to as "junk bonds" or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.


MAIN RISKS
The value of the stocks owned by the Account changes on a daily basis. Stock prices reflect the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Fixed-income security values change daily. Their prices reflect changes in interest rates, market conditions and announcements of other economic, political or financial information. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.


Because the Account invests in both stocks and bonds, the Account may under-perform stock funds when stocks are in favor and under-perform bond funds when bonds are in favor. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking current income as well as long-term growth of capital.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%)

Annual Total Returns

1991    34.36
1992    12.80
1993    11.06
1994    -2.09
1995    24.58
1996    13.13
1997    17.93
1998    11.91
1999    2.40
2000    0.13

                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHESTQ1 '91  12.62%
                               LOWEST Q3 '99  -6.45%


The year-to-date return as of September 30, 2001 is -11.71%.

 AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2000 (%)

                                             PAST 1 YEAR         PAST 5 YEARS         PAST 10 YEARS           LIFE OF ACCOUNT*
 BALANCED ACCOUNT ................               0.13                 8.89                12.13                    10.82
 S&P 500 Index ...................              -9.11                18.31                17.44
 Lehman Brothers Aggregate Bond
 Index/(1)/.............................        11.63                 6.45                 7.95
 Lehman Brothers Long Term Gov't./Credit
 Bond Index......................               11.85                 6.23                 8.00
 Lipper Balanced Fund Average ....               1.52                11.52                12.28
 Morningstar Domestic Hybrid Category            2.06                10.90                11.82
 * The Account's SEC effective date was December 18, 1987.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................                      0.58%
 Other Expenses..................                      0.02
                                                       ----
               TOTAL ACCOUNT OPERATING EXPENSES        0.60%

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5    10
 BALANCED ACCOUNT                                                                          $61   $192  $335  $750

BOND ACCOUNT
The Account seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

MAIN STRATEGIES
The Account invests primarily in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The Account considers the term "bond" to mean any debt security. Under normal circumstances, the Account invests at least 65% of its assets in:
 . securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
 . mortgage-backed securities representing an interest in a pool of mortgage loans;
 . debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top four categories by S&P or Moody's or, if not rated, in the opinion of the Manager of comparable quality; and
 . securities issued or guaranteed by the governments of Canada (Provincial or Federal Government) or the United Kingdom payable in U.S. dollars.

The rest of the Account's assets may be invested in:
 . preferred and common stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
 . securities rated less than the four highest grades of S&P or Moody's but not lower than BB- (S&P) or Ba3 (Moody's) (i.e. less than investment grade). Under unusual market or economic conditions, the Account may invest up to 100% of its assets in cash and cash equivalents.

During the fiscal year ended December 31, 2000, the average ratings of the Account's assets, based on market value at each month-end, were as follows (all ratings are by Moody's):

4.52% in securities       60.41% in securities rated  1.62% in securities rated
rated Aa                  Baa                         B
18.40% in securities      15.05% in securities rated
rated A                   Ba



MAIN RISKS
The average portfolio duration of the Account normally varies within a three- to six-year time frame based on the Manager's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Account is three years, a change of 1% in the Account's yield results in a change of approximately 3% in the value of the Account's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. An Account with a longer average portfolio duration will be more sensitive to changes in interest rates than an Account with a shorter average portfolio duration.

Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Account.


When interest rates fall, the price of a debt security rises and when interest rates rise, the price declines. In addition, the value of securities held by the Account may be affected by factors such as credit rating of the entity that issued the security and its maturity. Lower quality and longer maturity securities will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity securities.


Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%)

 Annual Total Returns

1991    16.72
1992    9.38
1993    11.67
1994    -2.90
1995    22.17
1996    2.36
1997    10.60
1998    7.69
1999    -2.59
2000    8.17

                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q2 '95  8.25%
                               LOWEST  Q1 '96  -3.24%


The year-to-date return as of September 30, 2001 is 8.58%.

 AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2000 (%)

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 BOND ACCOUNT .........      8.17         5.14          8.07              8.40
 Lehman Brothers BAA
 Corporate Index.......      7.41         5.63          8.69
 Lehman Brothers
 Aggregate Bond Index .     11.63         6.45          7.95
 Lipper Corporate Debt
 BBB Rated Fund Average      7.99         5.26          8.27
 Morningstar
 Intermediate-Term Bond
 Category .............      9.45         5.43          7.62
 * The Account's SEC effective date was December 18, 1987.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................                      0.49%
 Other Expenses..................                      0.02
                                                       ----
               TOTAL ACCOUNT OPERATING EXPENSES        0.51%


  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5    10
 BOND ACCOUNT                                                                          $52   $164  $285  $640

CAPITAL VALUE ACCOUNT
The Account seeks long-term growth of capital and secondarily growth of investment income.

MAIN STRATEGIES
The Account invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Account invests at least 65% of its assets in companies with a market capitalization of greater than $10 billion at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Account assets may be invested in foreign securities.

The Account invests in stocks that, in the opinion of the Sub-Advisor, Invista, are undervalued in the marketplace at the time of purchase. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to the overall market. The Account is managed with bottom-up fundamental stock selection discipline that focuses on four key elements:
 . determination that a stock is selling below its fair market value;
 . early recognition of changes in a company's underlying fundamentals;
 . evaluation of the sustainability of fundamental changes; and . by monitoring a stock's behavior in the market, evaluation of the timeliness of the investment.
The Account's performance is driven by fundamental stock selection skills that utilize a systematic investment process designed to identify a superior pool of stocks to analyze.

Invista focuses on its stock selections on established companies that it believes have a sustainable competitive advantage. Invista constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weights of its benchmark.


MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization value stocks, may under-perform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the

Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%)

                              Annual Total Returns

1991    38.67
1992    9.52
1993    7.79
1994    0.49
1995    31.91
1996    23.50
1997    28.53
1998    13.58
1999    -4.29
2000    2.16

                               The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHESTQ1 '9117.85%
                               LOWEST Q3 '99  -11.61%


The year-to-date return as of September 30, 2001 is -14.16%.

 AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2000 (%)

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 CAPITAL VALUE ACCOUNT       2.16        12.01          14.36             13.33
 S&P/Barra 500 Value
 Index.................      6.08        16.79          16.86
 S&P 500 Index ........     -9.11        18.31          17.44
 Russell 1000 Value
 Index.................      7.02        16.90          17.37
 Lipper Large-Cap Value
 Fund Average.........       1.32        15.74          15.81
 Morningstar Large
 Value Category.......       5.47        13.91          14.95
 * The Account's SEC effective date was May 13, 1970.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................                      0.59%
 Other Expenses..................                      0.01
                                                       ----
               TOTAL ACCOUNT OPERATING EXPENSES        0.60%

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5    10
 CAPITAL VALUE ACCOUNT                                                                     $61   $192  $335  $750

EQUITY GROWTH ACCOUNT
The Account seeks to provide long-term capital appreciation by investing primarily in equity securities.

MAIN STRATEGIES
The Account seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that exhibit strong or accelerating earnings growth. These companies are generally characterized as "growth" companies. The Account will invest primarily in companies with market capitalizations of $10 billion or more. The Sub-Advisor, Morgan Stanley, emphasizes individual security selection and may focus the Account's holdings within the limits permissible for a diversified fund. The Account's investments in foreign companies will be limited to 25% of its assets and to securities listed on U.S. exchanges or traded in U.S. markets.

Morgan Stanley follows a flexible investment program in looking for companies with above average capital appreciation potential. Morgan Stanley focuses on companies with consistent or rising earnings growth records and compelling business strategies. Morgan Stanley continually and rigorously studies company developments, including business strategy, management focus and financial results to identify companies with earnings growth and business momentum. In addition, Morgan Stanley closely monitors analysts' expectations to identify issuers that have the potential for positive earnings surprises versus consensus expectations. Valuation is of secondary importance and is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations.


The Account has a long-term investment approach. However, Morgan Stanley considers selling securities of issuers that no longer meet its criteria. To the extent that the Account engages in short-term trading, it may have increased transaction costs.


MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of the securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Foreign securities carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may under-perform compared to other market segments or to the equity markets as a whole. The securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%)

                              Annual Total Returns


1995    44.19
1996    28.05
1997    30.86
1998    18.95
1999    39.50
2000    -11.71





                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q4 '98  22.68%
                               LOWEST  Q3 '98  -16.05%


The year-to-date return as of September 30, 2001 is -24.42%.

 AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2000 (%)

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 EQUITY GROWTH ACCOUNT     -11.71        19.67            N/A             21.64
 S&P 500 Index ........     -9.11        18.31          17.44
 Russell 1000 Growth
 Index.................    -22.42        18.12          17.33
 Lipper Large-Cap
 Growth Fund Average ..    -16.22        18.43          17.20
 Morningstar Large
 Growth Category......     -14.09        18.10          17.13
 * The Account's SEC effective date was June 1, 1994.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................                      0.72%
 Other Expenses..................                      0.01
                                                       ----
               TOTAL ACCOUNT OPERATING EXPENSES        0.73%

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5    10
 EQUITY GROWTH ACCOUNT                                                                     $75   $233  $406  $906

GOVERNMENT SECURITIES ACCOUNT
The Account seeks a high level of current income, liquidity and safety of principal.

MAIN STRATEGIES
The Account invests in U.S. Government securities, which include obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Account may invest in securities supported by:
 . full faith and credit of the U.S. Government (e.g. GNMA certificates); or . credit of the instrumentality (e.g. bonds issued by the Federal Home Loan
  Bank).
In addition, the Account may invest in money market instruments.

The Account invests in modified pass-through GNMA Certificates. GNMA Certificates are mortgage-backed securities representing an interest in a pool of mortgage loans. Various lenders make the loans that are then insured (by the Federal Housing Administration) or loans that are guaranteed (by Veterans Administration or Farmers Home Administration). The lender or other security issuer creates a pool of mortgages that it submits to GNMA for approval.


Owners of modified pass-through GNMA Certificates receive all interest and principal payments owed on the mortgages in the pool, regardless of whether or not the mortgagor has made the payment. Timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government.


MAIN RISKS
Although some of the securities the Account purchases are backed by the U.S. government and its agencies, shares of the Account are not guaranteed. When interest rates fall, the value of the Account's shares rises, and when rates rise, the value declines. Because of the fluctuation in values of the Account's shares, if you sell your shares when their value is less than the price you paid, you will lose money.

U.S. Government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Account's securities do not effect interest income on securities already held by the Account, but are reflected in the Account's price per share. Since the magnitude of these fluctuations generally are greater at times when the Account's average maturity is longer, under certain market conditions the Account may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.


Mortgage-backed securities are subject to prepayment risk. Prepayments, unscheduled principal payments, may result from voluntary prepayment, refinancing or foreclosure of the underlying mortgage. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest and potentially increasing the volatility of the Account.


In addition, prepayments may cause losses on securities purchased at a premium (dollar amount by which the price of the bond exceeds its face value). At times, mortgage-backed securities may have higher than market interest rates and are purchased at a premium. Unscheduled prepayments are made at par and cause the Account to experience a loss of some or all of the premium.


INVESTOR PROFILE
The Account is generally a suitable investment for investors who want monthly dividends to provide income or to be reinvested in additional Account shares to produce growth and prefer to have the repayment of principal and interest on most of the securities in which the Account invests to be backed by the U.S. Government or its agencies.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%)

                              Annual Total Returns

1991    16.95
1992    6.84
1993    10.07
1994    -4.53
1995    19.07
1996    3.35
1997    10.39
1998    8.27
1999    -0.29
2000    11.40





                              The Account's highest/lowest quarterly returns during this time period were:
                               HIGHEST Q2 '956.17%
                               LOWEST  Q1 '94  -3.94%

The year-to-date return as of September 30, 2001 is 7.71%.

 AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2000 (%)

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 GOVERNMENT SECURITIES
 ACCOUNT ..............     11.40         6.53          7.93              8.25
 Lehman Brothers
 Mortgage Backed
 Securities Index......     11.16         6.91          7.81
 Lipper U.S. Mortgage
 Fund Average.........      10.36         5.87          7.04
 Morningstar
 Intermediate
 Government Category..      10.76         5.51          6.91
 * The Account's SEC effective date was April 9, 1987.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................                      0.49%
 Other Expenses..................                      0.02
                                                       ----
               TOTAL ACCOUNT OPERATING EXPENSES        0.51%

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                           1         3         5        10
 GOVERNMENT SECURITIES ACCOUNT                                                         $52      $164      $285      $640

GROWTH ACCOUNT
The Account seeks long-term growth of capital through the purchase primarily of common stocks, but the Account may invest in other securities.

MAIN STRATEGIES
The Account invests primarily in common stocks and other equity securities of large capitalization companies with strong earnings growth potential. Under normal market conditions, the Account invests at least 65% of its assets in companies with a market capitalization of greater than $10 billion at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Sub-Advisor, Invista, uses a bottom-up approach in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Invista's assessment of current and future sales growth and operating margins. Companies meeting these criteria typically have progressed beyond the development stage and are focused on growing the business. Up to 10% of Account assets may be invested in foreign securities.


Invista places strong emphasis on companies it believes are guided by high quality management teams with a proven ability to execute. In addition, the Account attempts to identify and emphasize those companies that are market leaders possessing the ability to control pricing and margins in their respective industries. Invista constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization growth stocks, may under-perform compared to other market segments or to the equity markets as a whole. The securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%)

                              Annual Total Returns

1995    25.62
1996    12.51
1997    26.96
1998    21.36
1999    16.44
2000    -10.15

                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHESTQ4 '98  21.35%
                               LOWEST Q4 '00  -16.99%


The year-to-date return as of September 30, 2001 is -34.88%.

 AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2000 (%)

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 GROWTH ACCOUNT .......    -10.15        12.64            N/A             14.05
 S&P 500 Index ........     -9.11        18.31          17.44
 Russell 1000 Growth
 Index.................    -22.42        18.12          17.33
 Lipper Large-Cap
 Growth Fund Average ..    -16.22        18.43          17.20
 Morningstar Large
 Growth Category......     -14.09        18.10          17.13
 * The Account's SEC effective date was May 1, 1994.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................                      0.59%
 Other Expenses..................                      0.01
                                                       ----
               TOTAL ACCOUNT OPERATING EXPENSES        0.60%

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5    10
 GROWTH ACCOUNT                                                                            $61   $192  $335  $750

INTERNATIONAL ACCOUNT
The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

MAIN STRATEGIES
The Account invests in a portfolio of equity securities of companies domiciled in any of the nations of the world. The Account invests in securities of:
 . companies with their principal place of business or principal office outside the U.S.;
 . companies for which the principal securities trading market is outside the
  U.S.; and
 . companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Account has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However under normal market conditions, the Account intends to have at least 65% of its assets invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Account does not intend to invest in equity securities of U.S. companies.


Investments may be made anywhere in the world. Primary consideration is given to securities of corporations of Western Europe, North America and Australasia (Australia, Japan and Far East Asia). Changes in investments are made as prospects change for particular countries, industries or companies.


In choosing investments for the Account, the Sub-Advisor, Invista, pays particular attention to the long-term earnings prospects of the various companies under consideration. Invista then weighs those prospects relative to the price of the security.


MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


The Account may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%)

                              Annual Total Returns

1995    14.17
1996    25.09
1997    12.24
1998    9.98
1999    25.93
2000    -8.34

                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHESTQ4 '98  16.60%
                               LOWEST Q3 '98  -17.11%


The year-to-date return as of September 30, 2001 is -30.68%.

 AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2000 (%)

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 INTERNATIONAL ACCOUNT      -8.34        12.25           N/A              10.67
 MSCI EAFE (Europe,
 Australia, Far East)
 Index-ND..............    -14.17         7.13          8.24
 Lipper International
 Fund Average.........     -15.60         9.45          9.85
 Morningstar Foreign
 Stock Category.......     -15.66         9.43          9.57
 * The Account's SEC effective date was May 1, 1994.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................                      0.85%
 Other Expenses..................                      0.05
                                                       ----
               TOTAL ACCOUNT OPERATING EXPENSES        0.90%

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5      10
 INTERNATIONAL ACCOUNT                                                                     $92   $287  $498  $1,108

INTERNATIONAL SMALLCAP ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES
The Account invests primarily in equity securities of non-U.S. companies with comparatively smaller market capitalizations. Under normal market conditions, the Account invests at least 65% of its assets in securities of companies having market capitalizations of $1.5 billion or less at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Account invests in securities of:
 . companies with their principal place of business or principal office outside the U.S.;
 . companies for which the principal securities trading market is outside the
  U.S.; and
 . companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Sub-Advisor, Invista, diversifies the Account's investments geographically. There is no limitation on the percentage of assets that may be invested in one country or denominated in any one currency. However, under normal market circumstances, the Account intends to invest at least 65% of its assets in securities of companies of at least three countries.


MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


The Account may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth of capital in smaller companies outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%)

                              Annual Total Returns

1999    93.81
2000    -11.50

                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q4 '99  36.59%
                               LOWEST Q2 '00  -14.32%


The year-to-date return as of September 30, 2001 is -31.51%.

 AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2000 (%)

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 INTERNATIONAL SMALLCAP
 ACCOUNT ..............    -11.50          N/A            N/A             17.49
 MSCI EAFE (Europe,
 Australia, Far East)
 Index-ND..............    -14.17         7.13           8.24
 Salomon Smith Barney
 DISC less than $2
 Billion Index.........     -8.34         1.93           4.67
 Lipper International
 Small-Cap Fund Average    -14.82        16.80          12.68
 Morningstar Foreign
 Stock Category.......     -15.66         9.43           9.57
 * The Account's SEC effective date was May 1, 1998.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................                      1.20%
 Other Expenses..................                      0.24
                                                       ----
               TOTAL ACCOUNT OPERATING EXPENSES        1.44%

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 INTERNATIONAL SMALLCAP ACCOUNT                                                        $147  $456  $787  $1,724

LARGECAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES
The Account primarily invests in stocks of growth-oriented companies. Under normal market conditions, the Account invests at least 65% of its total assets in common stocks of growth companies with a large market capitalization, generally greater than $10 billion measured at the time of investment. The Sub-Advisor, Janus, selects stocks for the Account's portfolio when it believes that the market environment favors investment in those securities. Common stock investments are selected in industries and companies that Janus believes are experiencing favorable demand for their products and services or are operating in a favorable environment from a competitive and regulatory standpoint. The Account may invest up to 25% of its assets in securities of foreign companies.

Janus uses a bottom-up approach in building the portfolio. This approach seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. Although themes may emerge in the Account, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure.


It is the policy of the Account to purchase and hold securities for capital growth. If Janus is satisfied with the performance of a security and anticipates continued appreciation, the Account will generally retain the security. However, changes in the Account are made if Janus believes they are advisable. This may occur if a security reaches a price objective or if a change is warranted by developments that were not foreseen at the time of the decision to buy the security. Since investment decisions generally are made without reference to the length of time the Account has held a security, a significant number of short-term transactions may result. To a limited extent, the Account may also purchase a security in anticipation of relatively short-term price gain. To the extent that the Account engages in short-term trading, it may have increased transaction costs that may have an adverse impact on the Account's performance.


Although Janus expects that under normal market conditions the assets of the Account will be invested in common stocks, it may also invest in other securities when Janus perceives an opportunity for capital growth from such securities or to receive a return on idle cash. These may include: U.S. Government obligations, corporate bonds and debentures, high grade commercial paper, preferred stocks, convertible securities, warrants or other securities of U.S. issuers. Pursuant to an exemptive order that Janus has received from the SEC, the Account may also invest in money market funds managed by Janus as a means of receiving a return on idle cash. The Account's cash position may increase when Janus is unable to locate investment opportunities that it believes have desirable risk/reward characteristics.


MAIN RISKS
While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of the stocks owned by the Account changes on a daily basis. The current price reflects the activities of individual companies and general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As a result, the value of an investment in the Account will go up and down. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The Account may invest up to 5% of its assets in high-yield/high-risk bonds. Such securities are sometimes referred to as "junk bonds" and are considered speculative. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth and willing to accept the potential for short-term fluctuations in the value of their investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%)

                              Annual Total Returns

2000    -11.99

                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q1 '00  11.24%
                               LOWEST Q4 '00  -16.28%


The year-to-date return as of September 30, 2001 is -34.07%.

 AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2000 (%)

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP GROWTH
 ACCOUNT ..............    -11.99          N/A            N/A             9.67
 Russell 1000 Growth
 Index.................    -22.42        18.12          17.33
 Lipper Large-Cap
 Growth Fund Average ..    -16.22        18.43          17.20
 Morningstar Large
 Growth Category......     -14.09        18.10          17.13
 * The Account's SEC effective date was May 1, 1999.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................             1.10%
 Other Expenses..................             0.15
                                              ----
     TOTAL ACCOUNT OPERATING EXPENSES         1.25%*

 *The Manager has voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 1.20% through April 30, 2002.

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 LARGECAP GROWTH ACCOUNT                                                               $127  $397  $686  $1,511

LARGECAP STOCK INDEX ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES
Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's* ("S&P") 500 Index. The Sub-Advisor, Invista, attempts to mirror the investment performance of the index by allocating the Account's assets in approximately the same weightings as the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization which means larger companies have greater representation in the index than smaller ones. Over the long-term, Invista seeks a very close correlation between performance of the Account, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Account uses an indexing strategy and is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Account uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, Invista focuses on tracking the S&P 500. Invista may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.


The correlation between Account and index performance may be affected by the Account's expenses, changes in securities markets, changes in the composition of the index and the timing of purchases and sales of Account shares. The Account may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.


MAIN RISKS
Because of the difficulty and expense of executing relatively small stock trades, the Account may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Account's portfolio may be weighted differently from the S&P 500, particularly if the Account has a small level of assets to invest. In addition, the Account's ability to match the performance of the S&P 500 is affected to some degree by the size and timing of cash flows into and out of the Account. The Account is managed to attempt to minimize such effects.

Invista reserves the right to omit or remove any of the S&P 500 stocks from the Account if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Account if extraordinary events or financial conditions lead Invista to believe that it should not be a part of the Account's assets.


Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.


In addition, the Account's is subject to the risk that its principal market segment, large capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds.


The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive rather than active management style.

NOTE: "Standard & Poor's 500"and "S&P 500/(R)/" are trademarks of The
     McGraw-Hill Companies, Inc. and have been licensed by the Manager. The Account is not sponsored, endorsed, sold or promoted by Standard and Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Account.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%)

                              Annual Total Returns

2000    -9.67





                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHESTQ1 '00  2.17%
                               LOWEST Q4 '00  -8.03%


The year-to-date return as of September 30, 2001 is -20.59%.

 AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2000 (%)

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP STOCK INDEX
 ACCOUNT ..............     -9.67          N/A            N/A             -0.96
 S&P 500 Index ........     -9.11        18.31          17.44
 Lipper S&P 500 Index
 Fund Average.........      -9.57        17.82          16.99
 Morningstar Large
 Blend Category.......      -6.97        15.96          15.66
 * The Account's SEC effective date was May 1, 1999.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................             0.35%
 Other Expenses..................             0.11
                                              ----
     TOTAL ACCOUNT OPERATING EXPENSES         0.46%*

 *The Manager has voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 0.40% through April 30, 2002.

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5    10
 LARGECAP STOCK INDEX ACCOUNT                                                          $47   $146  $254  $564

MICROCAP ACCOUNT
The Account seeks to achieve long-term growth of capital.

MAIN STRATEGIES
Under normal market conditions, the Account invests at least 65% of its total assets in equity securities of companies with market capitalizations of $700 million or less at the time of investment. Under normal circumstances, the Account's investment horizon for ownership of equity securities is one to two years.

The Account invests in companies that the Sub-Advisor, GSAM, believes are well managed businesses that have the potential to achieve high or improving returns on capital and/or above average sustainable growth. GSAM invests in companies that have value characteristics as well as those with growth characteristics with no consistent preference between the two categories. Growth stocks are considered to be those with potential for growth of capital and earnings which are expected to be above average. Value stocks tend to have higher yields and lower price to earnings (P/E) ratios than other stocks.


The Account may invest in securities of small market capitalization companies that have experienced financial difficulties. Investments may also be made in companies that are in the early stages of their life and that GSAM believes have significant growth potential. GSAM believes that the companies in which the Account may invest offer greater opportunities for growth of capital than larger, more mature, better known companies.


The Account may invest up to 35% of its total assets in equity securities of companies with market capitalizations of more than $700 million at the time of the investment and in fixed-income securities. In addition, although the Account invests primarily in securities of domestic corporations, it may invest up to 25% of its total assets in foreign securities. These may include securities of issuers in emerging countries and securities denominated in foreign currencies.


The Account may invest in real estate investment trusts (REITs) which are pooled investment vehicles that invest in either real estate or real estate related loans.


MAIN RISKS
Investments in such small market capitalization companies involve special risks. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. Smaller companies may also be developing or marketing new products or services for which markets are not yet established and may never become established. The securities of smaller companies may lack sufficient market liquidity to enable the Account to effect sales at an advantageous time or without a substantial drop in price. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Foreign stocks and those denominated in foreign currencies carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The value of a REIT is affected by changes in the value of the underlying property owned by the trust, quality of any credit extended and the ability of the trust's management. REITs are also subject to risks generally associated with investments in real estate (a more complete discussion of these risks is found in the description of the Real Estate Account). The Account will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.


The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies. Occasionally, small company securities may underperform as compared to the securities of larger companies. As the value of the stocks owned by the Account changes, the Account's share price changes. In the short-term, the share price can fluctuate dramatically. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in securities that may have greater risks than stocks of companies with lower potential for growth.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%)

                              Annual Total Returns

1999    -1.07
2000    12.13

                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q2 '99  27.70%
                               LOWEST Q1 '99  -11.63%


The year-to-date return as of September 30, 2001 is -15.67%.

 AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2000 (%)

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MICROCAP ACCOUNT .....     12.13          N/A            N/A             -3.67
 Russell 2000 Index ...     -3.02        10.30          15.51
 Lipper Small-Cap Core
 Fund Average.........       5.07        12.52          15.52
 Morningstar Small
 Blend Category.......      12.84        12.95          15.92
 * The Account's SEC effective date was May 1, 1998.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................                      1.00%
 Other Expenses..................                      0.20
                                                       ----
               TOTAL ACCOUNT OPERATING EXPENSES        1.20%

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5      10
 MICROCAP ACCOUNT                                                                          $122  $381  $660  $1,455

MIDCAP ACCOUNT
The Account seeks to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

MAIN STRATEGIES
The Account invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal market conditions, the Account invests at least 65% of its assets in companies with a market capitalization between $1 billion and $10 billion at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, the Sub-Advisor, Invista, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Invista does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


Invista uses a bottom-up approach in its selection of individual securities. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Invista's estimation of forward-looking rates of return. Up to 10% of Account assets may be invested in foreign securities.


Invista focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Invista constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The medium capitalization companies the Account invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, medium capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%)

                              Annual Total Returns

1991    53.50
1992    14.94
1993    19.28
1994    0.78
1995    29.01
1996    21.11
1997    22.75
1998    3.69
1999    13.04
2000    14.59

                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHESTQ1 '91  25.86%
                               LOWEST Q3 '98  -20.01%


The year-to-date return as of September 30, 2001 is -12.14%.

 AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2000 (%)

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP ACCOUNT .......     14.59        14.83          18.51             16.36
 S&P MidCap 400 Index .     17.51        20.39          19.84
 Lipper Mid-Cap Core
 Fund Average.........       7.10        16.02          17.08
 Morningstar Mid-Cap
 Blend Category.......       3.37        14.45          15.76
 * The Account's SEC effective date was December 18, 1987.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................                      0.60%
 Other Expenses..................                      0.02
                                                       ----
               TOTAL ACCOUNT OPERATING EXPENSES        0.62%

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5    10
 MIDCAP ACCOUNT                                                                            $63   $199  $346  $774

MIDCAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES
The Account invests primarily in common stocks of medium capitalization companies. In the view of the Sub-Advisor, Dreyfus, many medium sized companies:
 . are in fast growing industries;
 . offer superior earnings growth potential; and . are characterized by strong balance sheets and high returns on equity.
The Account may also hold investments in large and small capitalization companies, including emerging and cyclical growth companies.

Dreyfus uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings momentum measures and higher expected earnings per share growth.


The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings "buy", "sell" or "hold". The decision to buy, sell or hold is made by Dreyfus based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security. In addition, Dreyfus manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry.


MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Because companies in this market are smaller, prices of their stocks tend to be more volatile than stocks of companies with larger capitalizations. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money. The Account's share price may fluctuate more than that of funds primarily invested in stocks of large companies. Mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth and willing to accept the potential for short-term fluctuations in the value of their investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%)

                              Annual Total Returns

1999    10.67
2000    8.10

                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q4 '99  14.59%
                               LOWEST Q3 '99  -6.99%


The year-to-date return as of September 30, 2001 is -33.06%.

 AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2000 (%)

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP GROWTH ACCOUNT       8.10          N/A            N/A             5.57
 S&P MidCap 400 Index .     17.51        20.39          19.84
 Russell Midcap Growth
 Index.................    -11.74        17.75          18.08
 Lipper Mid-Cap Core
 Fund Average.........       7.10        16.02          17.08
 Lipper Mid-Cap Growth
 Fund Average.........      10.01        17.62          19.06
 Morningstar Mid-Cap
 Growth Category......      -6.90        17.93          18.03
 * The Account's SEC effective date was May 1, 1998.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................                      0.90%
 Other Expenses..................                      0.11
                                                       ----
               TOTAL ACCOUNT OPERATING EXPENSES        1.01%

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5      10
 MIDCAP GROWTH ACCOUNT                                                                     $103  $322  $558  $1,236

MIDCAP GROWTH EQUITY ACCOUNT
The Account seeks to achieve long-term growth of capital by investing primarily in medium capitalization U.S.
companies with strong earnings growth potential.

MAIN STRATEGIES
The Account invests primarily in common stocks and other equity securities of U.S. companies with strong earnings growth potential. Under normal market conditions, the Account invests at least 65% of its assets in companies with market capitalizations between $1 billion and $10 billion at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Account invests in securities of companies that are diversified across economic sectors. It attempts to maintain sector concentrations that approximate those of its current benchmark, the Russell MidCap Growth Index. The Account is not an index fund and does not limit its investment to the securities of issuers in the Russell MidCap Growth Index. The Account may invest up to 10% of its assets in securities of foreign companies.


The Sub-Advisor, Turner, selects stocks that it believes have strong earnings growth potential. Turner invests in companies with strong earnings dynamics, and sells those with deteriorating earnings prospects. Turner believes forecasts for market timing and sector rotation are unreliable and introduce an unacceptable level of risk. As a result, under normal market conditions the Account is fully invested.


MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The medium capitalization companies the Account invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The Account may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on perform

In addition, the Account is subject to the risk that its principal market segment, medium capitalization growth stocks, may underperform compared to the equity markets as a whole. The securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

As the inception date of the Account is October 2000, only limited historical performance data is available. The year-to-date return as of September 30, 2001 is -41.82.

 AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2000 (%)

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP GROWTH EQUITY
 ACCOUNT ..............       N/A          N/A            N/A            -18.70
 Russell Midcap Growth
 Index.................    -11.74        17.75          18.08
 Lipper Mid-Cap Growth
 Fund Average.........      10.01        17.62          19.06
 Morningstar Mid-Cap
 Growth Category......      -6.90        17.93          18.03
 * The Account's SEC effective date was October 24, 2000.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................             1.00%
 Other Expenses..................             0.34
                                              ----
     TOTAL ACCOUNT OPERATING EXPENSES         1.34%*

 *The Manager has voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 1.10% through April 30, 2002.

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 MIDCAP GROWTH EQUITY ACCOUNT                                                          $136  $425  $734  $1,613

MIDCAP VALUE ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of companies with value characteristics and market capitalizations in the $1 billion to $10 billion range.

MAIN STRATEGIES
The Account invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Account invests at least 65% of its total assets in companies with a market capitalization between $1 billion and $10 billion at the time of purchase. The Account may continue to hold or add to a position in a stock after it has grown beyond $10 billion. Market capitalization is defined as total current market value of a company's outstanding common stock. Companies may range from the well-established and well known to the new and unseasoned. The Account may invest up to 10% of its assets in securities of foreign companies.

The stocks are selected using a value oriented investment approach by Neuberger Berman, the Sub-Advisor. Neuberger Berman identifies value stocks in several ways. Factors it considers in identifying value stocks may include:
 . strong fundamentals, such as a company's financial, operational and competitive positions;
 . consistent cash flow; and
 . a sound earnings record through all phases of the market cycle.

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value.


This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive. The

Account may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on perform


MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of the securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The medium capitalization companies the Account invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, medium capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%)

                               Annual Total Returns

2000    31.03

                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q3 '00  14.17%
                               LOWEST Q2 '00  -1.93%

The year-to-date return as of September 30, 2001 is -11.55%.

 AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2000 (%)

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP VALUE ACCOUNT .     31.03          N/A            N/A             24.75
 Russell Midcap Value
 Index.................     19.18        15.10          17.86
 Lipper Mid-Cap Value
 Fund Average.........      16.66        14.48          15.62
 Morningstar Mid-Cap
 Value Category.......      16.82        14.18          15.73
 * The Account's SEC effective date was May 1, 1999.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................             1.05%
 Other Expenses..................             0.24
                                              ----
     TOTAL ACCOUNT OPERATING EXPENSES         1.29%*

 *The Manager has voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 1.20% through April 30, 2002.
  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5      10
 MIDCAP VALUE ACCOUNT                                                                      $132  $411  $713  $1,579

MONEY MARKET ACCOUNT
The Account has an investment objective of as high a level of current income available from investments in short-term securities as is consistent with preservation of principal and maintenance of liquidity.

MAIN STRATEGIES
The Account invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which the Manager believes present minimal credit risks. At the time the Account purchases each security, it is an "eligible security" as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Account maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Account may sell a security before it matures:
 . to take advantage of market variations;
 . to generate cash to cover sales of Account shares by its shareholders; or . upon revised credit opinions of the security's issuer.
The sale of a security by the Account before maturity may not be in the best interest of the Account. The Account does have an ability to borrow money to cover the sale of Account shares. The sale of portfolio securities is usually a taxable event.

It is the policy of the Account to be as fully invested as possible to maximize current income. Securities in which the Account invests include:
 . securities issued or guaranteed by the U.S. Government, including treasury bills, notes and bonds;
 . securities issued or guaranteed by agencies or instrumentalities of the U.S.
  Government. These are backed either by the full faith and credit of the U.S. Government or by the credit of the particular agency or instrumentality;
 . bank obligations including:
  . certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or . bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
 . commercial paper, which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;
 . corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Account has 397 days or less remaining to maturity;
 . repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
 . taxable municipal obligations, which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Among the certificates of deposit typically held by the Account are Eurodollar and Yankee obligations, which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that: a foreign government will not let U.S. dollar-denominated assets leave the country; the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks; and adverse political or economic developments will affect investments in a foreign country. Before the Manager selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.


MAIN RISKS
As with all mutual funds, the value of the Account's assets may rise or fall. Although the Account seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Account. An investment in the Account is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking monthly dividends without incurring much principal risk.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%)

                              Annual Total Returns

1991    5.92
1992    3.48
1993    2.69
1994    3.76
1995    5.59
1996    5.07
1997    5.04
1998    5.20
1999    4.84
2000    6.07

                             TO OBTAIN THE ACCOUNT'S CURRENT YIELD INFORMATION,
                             PLEASE CALL 1-800-247-4123


The year-to-date return as of September 30, 2001 is 3.32%.

 AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2000 (%)

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MONEY MARKET ACCOUNT .     6.07          5.29          4.75              3.49
 * The Account's SEC effective date was March 18, 1983.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................                      0.50%
 Other Expenses..................                      0.02
                                                       ----
               TOTAL ACCOUNT OPERATING EXPENSES        0.52%

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5    10
 MONEY MARKET ACCOUNT                                                                      $53   $167  $291  $653

REAL ESTATE ACCOUNT
The Account seeks to generate a total return by investing primarily in equity securities of companies principally engaged in the real estate industry.

MAIN STRATEGIES
The Account invests primarily in equity securities of companies principally engaged in the real estate industry. For purposes of the Account's investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies.

Real estate investment trusts ("REITs") are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. REITs are characterized as:
 . equity REITs, which primarily own property and generate revenue from rental income;
 . mortgage REITs, which invest in real estate mortgages; and . hybrid REITs, which combine the characteristics of both equity and mortgage
  REITs.
In selecting securities for the Account, the Manager focuses on equity REITs.

The Account may invest up to 25% of its assets in securities of foreign real estate companies.


MAIN RISKS
Securities of real estate companies are subject to securities market risks as well as risks similar to those of direct ownership of real estate. These include:
 . declines in the value of real estate
 . risks related to general and local economic conditions
 . dependency on management skills
 . heavy cash flow dependency
 . possible lack of available mortgage funds
 . overbuilding
 . extended vacancies in properties
 . increases in property taxes and operating expenses
 . changes in zoning laws
 . expenses incurred in the cleanup of environmental problems
 . casualty or condemnation losses
 . changes in interest rates

In addition to the risks listed above, equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:
 . are dependent upon management skills and might not be diversified;
 . are subject to cash flow dependency and defaults by borrowers; and . could fail to qualify for tax-free pass-through of income under the Internal
  Revenue Code.

Because of these factors, the value of the securities held by the Account, and in turn the price per share of the Account, changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, share prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

INVESTOR PROFILE
The Account is generally a suitable investment for investors who seek a total return, want to invest in companies engaged in the real estate industry and accept the potential for volatile fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%)

                              Annual Total Returns

1999    -4.48
2000    30.97

                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHESTQ2 '00  11.51%
                               LOWEST  Q3 '99  -8.40%


The year-to-date return as of September 30, 2001 is 4.96%.

 AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2000 (%)

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 REAL ESTATE ACCOUNT ..     30.97          N/A            N/A             6.03
 Morgan Stanley REIT
 Index.................     26.81        10.13            N/A
 Lipper Real Estate
 Fund Average.........      25.62        10.26          11.79
 Morningstar Specialty
 - Real Estate Category     25.83        10.31          11.30
 * The Account's SEC effective date was May 1, 1998.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................                      0.90%
 Other Expenses..................                      0.09
                                                       ----
               TOTAL ACCOUNT OPERATING EXPENSES        0.99%

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                         NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------
                                                   1     3     5      10
 REAL ESTATE ACCOUNT                            $101  $315  $547  $1,213

SMALLCAP ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of companies with comparatively small market capitalizations.

MAIN STRATEGIES
The Account invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Account invests at least 65% of its assets in companies with a market capitalization of $1.5 billion or less at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 20% of its assets in securities of foreign companies.

In selecting securities for investment, the Sub-Advisor, Invista, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Invista does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. Selection is based on fundamental analysis of the company relative to other companies with the focus being on Invista's estimation of forward-looking rates of return.


MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, small capitalization stocks, may underperform compared to the equity markets as a whole. The value of the Account's equity securities may fluctuate on a daily basis. The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid and large-sized companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%)

                              Annual Total Returns

1999    43.58
2000    -11.73

                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHESTQ2 '99  26.75%
                               LOWEST  Q4 '00  -13.80%


The year-to-date return as of September 30, 2001 is -18.39%.

 AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2000 (%)

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 SMALLCAP ACCOUNT .....    -11.73          N/A            N/A             0.28
 S&P SmallCap 600 Index     11.80        13.56          17.43
 Russell 2000 Index ...     -3.02        10.30          15.51
 Lipper Small-Cap Core
 Fund Average.........       5.07        12.52          15.52
 Morningstar Small
 Blend Category.......      12.84        12.95          15.92
 * The Account's SEC effective date was May 1, 1998.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................                      0.85%
 Other Expenses..................                      0.05
                                                       ----
               TOTAL ACCOUNT OPERATING EXPENSES        0.90%

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------
                                                 1     3     5      10
 SMALLCAP ACCOUNT                             $92   $287  $498  $1,108

SMALLCAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES
The Account invests primarily in a diversified group of equity securities of small growth companies. Generally, at the time of the Account's initial purchase of a security, the market capitalization of the issuer is less than $1.5 billion.

Under normal market conditions, the Account invests at least 65% of its assets in equity securities of small companies with the potential for rapid earnings growth. In selecting securities for investment, the Sub-Advisor, Berger, focuses on companies that it believes demonstrate the following traits:
 . Long-term appreciation potential: open-ended business opportunity;
 . Strong revenue-driven earnings growth;
 . Seasoned management team: integrity, ability, commitment, execution;
 . Innovative products or services;
 . Defensible barriers to entry: e.g. proprietary technology;
 . Solid financial statements: profitability, conservative balance sheet and accounting;
 . Long-term market share leaders in emerging and growing industries; and . Appropriate valuations.

Berger will generally sell a security when it no longer meets Berger's investment criteria or when it has met Berger's expectations for appreciation. The Account may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.

MAIN RISKS
Investments in companies with small market capitalizations carry their own risks. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

The net asset value of the Account's shares is based on the values of the securities it holds. The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. This Account is designed for long term investors for a portion of their investments. It is not designed for investors seeking income or conservation of capital.

INVESTOR PROFILE
The Account is generally a suitable investment for investors who are seeking long-term growth and are willing to accept the potential for volatile fluctuations in the value of their investment.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%)

                              Annual Total Returns

1999    95.69
2000    -13.91

                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHESTQ4 '99  59.52%
                               LOWEST Q4 '00  -20.71%

The year-to-date return as of September 30, 2001 is -47.02%.

 AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2000 (%)

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 SMALLCAP GROWTH
 ACCOUNT ..............    -13.91          N/A            N/A             22.92
 Russell 2000 Growth
 Index.................    -22.43         7.14          12.79
 Lipper Small-Cap
 Growth Fund Average ..     -4.95        15.12          17.46
 Morningstar Small
 Growth Category......      -5.71        14.57          17.05
 * The Account's SEC effective date was May 1, 1998.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................                      1.00%
 Other Expenses..................                      0.02
                                                       ----
               TOTAL ACCOUNT OPERATING EXPENSES        1.02%

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.

 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 SMALLCAP GROWTH ACCOUNT                                                               $104  $325  $563  $1,248

SMALLCAP VALUE ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES
The Account invests primarily in a diversified group of equity securities of small U.S. companies with a market capitalization of less than $1 billion at the time of the initial purchase. Under normal market conditions, the Account invests at least 65% of its assets in equity securities of such companies. Emphasis is given to those companies that exhibit value characteristics. These characteristics are above average dividend yield and below average price to earnings (P/E) ratios. Up to 10% of the Account's assets may be invested in foreign securities.

The Sub-Advisor, Morgan, uses fundamental research, systematic stock valuation and a disciplined portfolio construction process. It seeks to enhance returns and reduce the volatility in the value of the Account relative to that of the U.S. small company value universe, represented by the Russell 2000/(R)/ Value Index. Morgan continuously screens the small company universe to identify for further analysis those companies that exhibit favorable characteristics. Such characteristics include significant and predictable cash flow and high quality management. Based on fundamental research and using a dividend discount model, Morgan ranks these companies within economic sectors according to their relative values. Morgan then selects for purchase the companies it feels to be most attractive within each economic sector.


Under normal market conditions, the Account will have sector weightings comparable to that of the U.S. small company value universe though it may under or over-weight selected economic sectors. In addition, as a company moves out of the market capitalization range of the small company universe, it generally becomes a candidate for sale by the Account.


Since the Account has a long-term investment perspective, it does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading. The Account may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on perform


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:
 . securities of smaller companies. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.
 . unseasoned issuers. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established.
 . foreign securities. These have risks that are not generally found in securities of U.S. companies. For example, the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. The Account is not designed for investors seeking income or conservation of capital. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth and willing to accept volatile fluctuations in the value of their investment.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%)

                              Annual Total Returns

1999    21.45
2000    23.87

                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q2 '99  15.32%
                               LOWEST  Q1 '99  5.25%

The year-to-date return as of September 30, 2001 is -7.19%.

 AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2000 (%)

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 SMALLCAP VALUE ACCOUNT     23.87          N/A            N/A             9.62
 Russell 2000 Value
 Index.................     22.83        12.59          17.62
 Lipper Small-Cap Value
 Fund Average.........      17.77        13.15          15.91
 Morningstar Small
 Value Category.......      16.98        12.27          14.86
 * The Account's SEC effective date was May 1, 1998.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................                      1.10%
 Other Expenses..................                      0.24
                                                       ----
               TOTAL ACCOUNT OPERATING EXPENSES        1.34%

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5      10
 SMALLCAP VALUE ACCOUNT                                                                    $136  $425  $734  $1,613

UTILITIES ACCOUNT
The Account seeks to achieve high current income and long-term growth of income and capital.

MAIN STRATEGIES
The Account seeks to achieve its objective by investing primarily in equity and fixed-income securities of companies in the public utilities industry. These companies include:
 . companies engaged in the manufacture, production, generation, sale or distribution of electric or gas energy or other types of energy; and . companies engaged in telecommunications, including telephone, telegraph, satellite, microwave and other communications media (but not public broadcasting or cable television).
The Sub-Advisor, Invista, considers a company to be in the public utilities industry if, at the time of investment, at least 50% of the company's assets, revenues or profits are derived from one or more of those industries.

Under normal market conditions, at least 65% (and up to 100%) of the assets of the Account are invested in equity securities and fixed-income securities in the public utilities industry. The Account does not have any policy to concentrate its assets in any segment of the utilities industry. The portion of Account assets invested in equity securities and fixed-income securities varies from time to time. When determining how to invest the Account's assets to achieve its investment objective, Invista considers:
 . changes in interest rates;
 . prevailing market conditions; and
 . general economic and financial conditions.

The Account invests in fixed-income securities, which at the time of purchase, are
 . rated in one of the top four categories by Standard & Poor's Rating Service or
  Moody's Investors Service, Inc.; or
 . if not rated, in the Sub-Advisor's opinion are of comparable quality.

MAIN RISKS
Since the Account's investments are concentrated in the utilities industry, the value of its shares changes in response to factors affecting those industries. Many utility companies have been subject to risks of:
 . increase in fuel and other operating costs;
 . changes in interests rates on borrowings for capital improvement programs;
 . changes in applicable laws and regulations;
 . changes in technology which render existing plants, equipment or products obsolete;
 . effects of conservation; and
 . increased costs and delays associated with environmental regulations.

Generally, the prices charged by utilities are regulated with the intention of protecting the public while ensuring that utility companies earn a return sufficient to attract capital to grow and provide appropriate services. However, due to political and regulatory factors, rate changes ordinarily occur following a change in financing costs. This delay tends to favorably affect a utility company's earnings and dividends when costs are decreasing but also adversely affects earnings and dividends when costs are rising. In addition, the value of the utility company bond prices rise when interest rates fall and fall when interest rates rise.


Certain states are adopting deregulation plans. These plans generally allow for the utility company to set the amount of their earnings without regulatory approval.


The share price of the Account may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors who seek dividends to generate income or to be reinvested for growth, want to invest in companies in the utilities industry and accept fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%)

                              Annual Total Returns

1999    2.29
2000    19.18

                     The Account's highest/lowest quarterly returns during
                         this time period were:
                          HIGHEST Q3 '00  18.18%
                          LOWEST  Q1 '99  -6.22%

The year-to-date return as of September 30, 2001 is -25.10%.

 AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2000 (%)

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 UTILITIES ACCOUNT ....     19.18          N/A            N/A             13.63
 S&P 500 Index ........     -9.11        18.31          17.44
 Dow Jones Utilities
 w/Income Index........     51.07        17.81            N/A
 Lipper Utility Fund
 Average ..............      7.86        15.36          13.77
 Morningstar Specialty
 - Utilities Category .      7.15        15.17          13.66
 * The Account's SEC effective date was May 1, 1998.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................                      0.60%
 Other Expenses..................                      0.03
                                                       ----
               TOTAL ACCOUNT OPERATING EXPENSES        0.63%

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5    10
 UTILITIES ACCOUNT                                                                         $64   $202  $351  $786

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and in overall market and economic conditions. Smaller companies are especially sensitive to these factors.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.


Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.


Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES
Each of the Accounts may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Account sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by an Account collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Account holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Account bears a risk of loss. To minimize such risks, the Account enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest.

Each of the Accounts may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.


CURRENCY CONTRACTS
The Accounts (except Government Securities and Money Market) may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other non-speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. An Account will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Account (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If an Account's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Account's investment, these techniques could result in a loss. These techniques may increase the volatility of an Account and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Account to deliver or receive currency.

FORWARD COMMITMENTS
Each of the Accounts may enter into forward commitment agreements. These agreements call for the Account to purchase or sell a security on a future date at a fixed price. Each of these Accounts may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
Each of the Accounts (except Government Securities and Money Market) may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

RISKS OF HIGH YIELD SECURITIES
The Asset Allocation, Balanced, Bond and MidCap Value Accounts may each invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of an Account to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Account were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, an Account may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which an Account could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Account's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by an Account, the Account may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.


DERIVATIVES
To the extent permitted by its investment objectives and policies, each of the Accounts may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect an Account from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.


No Account may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Account. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Accounts may not invest in oil leases or futures.


The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
 . the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
 . the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
 . the risk that adverse price movements in an instrument can result in a loss substantially greater than an Account's initial investment; and . the counterparty may fail to perform its obligations.

FOREIGN SECURITIES
Certain of the Accounts may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
 . companies with their principal place of business or principal office outside the U.S.; and
 . companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Account seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Account assets is not invested and earning no return. If an Account is unable to make intended security purchases due to settlement problems, the Account may miss attractive investment opportunities. In addition, an Account may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Account's investments in those countries. In addition, an Account may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for an Account. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Account investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Accounts intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which an Account has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of an Account's portfolio. An Account may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

An Account may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
 . increased social, political and economic instability;
 . a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
 . lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
 . foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
 . relatively new capital market structure or market-oriented economy;
 . the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
 . restrictions that may make it difficult or impossible for the Account to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
 . possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. An Account could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


SECURITIES OF SMALLER COMPANIES
The Accounts may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

UNSEASONED ISSUERS
The Accounts may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

TEMPORARY DEFENSIVE MEASURES
For temporary defensive purposes in times of unusual or adverse market conditions, the Accounts may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, an Account may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Accounts may take temporary defensive measures. In taking such measures, an Account may fail to achieve its investment objective.


PORTFOLIO TURNOVER
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in an Account's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Accounts with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Account) and may have an adverse impact on the Account's performance. No turnover rate can be calculated for the Money Market Account because of the short maturities of the securities in which it invests. Turnover rates for each of the other Accounts may be found in the Account's Financial Highlights table.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


PRICING OF ACCOUNT SHARES


Each Account's shares are bought and sold at the current share price. The share price of each Account is calculated each day the New York Stock Exchange ("NYSE") is open. The share price is determined at the close of business of the Exchange (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


For all Accounts, except the Money Market Account, the share price is calculated by:
 . taking the current market value of the total assets of the Account
 . subtracting liabilities of the Account
 . dividing the remainder by the total number of shares owned by the Account.

The securities of the Money Market Account are valued at amortized cost. The calculation procedure is described in the SAI. The Money Market Account reserves the right to determine a share price more than once each day.


NOTES:

 . If current market values are not readily available for a security owned by an
  Account, its fair value is determined using a policy adopted by the Directors. . An Account's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of an Account investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
 . Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

DIVIDENDS AND DISTRIBUTIONS


The issuer of an equity security held by an Account may make a dividend payment. When an Account receives a dividend, it increases the net asset value of a share of the Account.


An Account accrues interest daily on its fixed-income securities in anticipation of an interest payment from the issuer of the security. This accrual increases the net asset value of an Account.


The Money Market Account (or any other Account holding commercial paper) amortizes the discount on commercial paper it owns on a daily basis. This increases the net asset value of the Account.


NOTE: As the net asset value of a share of an Account increases, the unit value of the corresponding division also reflects an increase. The number of units you own in the Account are not increased.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


THE MANAGER
Principal Management Corporation serves as the manager for the Fund. In its handling of the business affairs of the Fund, the Manager provides clerical, recordkeeping and bookkeeping services, and keeps the required financial and accounting records. In addition, the Manager is responsible for the portfolio management function for certain Accounts.

MANAGER: The Manager is an indirect subsidiary of Principal Financial Services,
         Inc. and has managed mutual funds since 1969. As of December 31, 2000, the mutual funds it manages had assets of approximately $6.6 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Bond                         William C. Armstrong
                                        Scott Bennett
                                        Lisa A. Stange
           Money Market                 Michael R. Johnson
                                        Alice Robertson
           Real Estate                  Kelly D. Rush




WILLIAM C. ARMSTRONG, CFA Mr. Armstrong leads the multi-sector/core portfolio management group for a member company of the Principal Financial Group. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation



SCOTT BENNETT, CFA Mr. Bennett has been with the Principal Financial Group since 1988. He holds an MBA and a BA from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



MICHAEL R. JOHNSON Mr. Johnson joined the Principal Financial Group in 1982.
He began directing securities trading for a member company of the Principal Financial Group in 1994 and also manages its fixed-income trading operation. Mr. Johnson earned his Bachelor's degree in Finance from Iowa State University.

ALICE ROBERTSON Ms. Robertson is a trader for a member company of the Principal Financial Group on its corporate fixed-income trading desk.She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Previously, Ms. Robertson was an assistant vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master's degree in Finance and Marketing from DePaul University and her Bachelor's degree in Economics from Northwestern University.



KELLY D. RUSH, CFA Mr. Rush directs the Real Estate Investment Trust (REIT) activity for a member company of the Principal Financial Group. Mr. Rush joined the Principal Financial Group in 1987 and has been dedicated to public real estate investments since 1995. His experience includes the structuring of public real estate transactions that included commercial mortgage loans and the issuance of unsecured bonds. He received his Master's degree and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



LISA A. STANGE, CFA. As portfolio manager for a member company of the Principal Financial Group, Ms. Stange manages over $3 billion in fixed-income portfolios invested in corporate bonds, mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, sovereigns and agencies. Ms. Stange joined the Principal Financial Group in 1989 after earning her Master's and Bachelor's degrees in Finance from the University of Iowa. She has earned the right to use the Chartered Financial Analyst designation.


THE SUB-ADVISORS
The Manager has signed contracts with various Sub-Advisors. Under the Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for a specific Account. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: Invista Capital Management, LLC ("Invista"), an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager, was founded in 1985. It manages investments for institutional investors, including The Principal. Assets under management as of December 31, 2000 were approximately $27.4 billion. Invista's address is 1900 Hub Tower, 699 Walnut, Des Moines, Iowa 50309.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Balanced                     Dirk Laschanzky
                                        Douglas R. Ramsey
           Capital Value                John Pihlblad
           Growth                       Mary Sunderland
           International                Kurtis D. Spieler
           International SmallCap       Brian W. Pattinson
           LargeCap Stock Index         Robert Baur
                                        Rhonda VanderBeek
           MidCap                       K. William Nolin
           SmallCap                     John F. McClain
                                        Thomas Morabito
           Utilities                    Catherine A. Zaharis

ROBERT BAUR, PH.D. Dr. Baur joined Invista in 1995 after serving as a professor of finance and economics at Drake University and Grand View College. He received his Bachelor's degree in Mathematics and his Ph.D. in Economics from Iowa State University. Dr. Baur also did post-doctoral studies in finance and economics at the University of Minnesota.



DIRK LASCHANZKY, CFA As a portfolio manager at Invista, Mr. Laschanzky is responsible for asset allocation and provides advice to clients concerning their portfolios across all asset classes. Prior to joining Invista in 1997, he was a portfolio manager and analyst for over seven years at AMR Investment Services where he managed short-term money market funds and was responsible for American Airlines' pension plan investment management. He also served as a financial analyst for American Airlines. He received an MBA and BA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



JOHN F. MCCLAIN Mr. McClain is a portfolio manager for small-cap and medium-cap growth portfolio management and strategy. He joined Invista in 1990. Previously, he was an investment executive with Paine Webber. He earned an MBA from Indiana University and a BBA in Economics from the University of Iowa.



THOMAS MORABITO, CFA Mr. Morabito joined Invista in 2000 as the lead small-cap value portfolio manager. He has more than 12 years of analytical and portfolio management expertise. From 1994 until joining Invista, Mr. Morabito was a manager for INVESCO Management & Research. He received his MBA in Finance from Northeastern University and his BA in Economics from State University of New York. He has earned the right to use the Chartered Financial Analyst designation.



K. WILLIAM NOLIN, CFA Mr. Nolin has managed the domestic mid-cap equity portfolios since 1999. His expertise is grounded in the telecommunications, media & entertainment, lodging and consumer non-durables sectors. Mr. Nolin joined the Principal Financial Group in 1993 as an investment credit analyst. He earned his MBA from the Yale School of Management and his Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



BRIAN W. PATTINSON, CFA Mr. Pattinson is a portfolio manager at Invista. He performs international security analysis and strategy development for the firm's core international equity research effort and also specializes in the information technology and telecommunication sectors. He joined Invista in 1994. Mr. Pattinson earned his MBA and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



JOHN PIHLBLAD, CFAMr. Pihlblad is director of quantitative portfolio management for Invista. He has over 24 years experience in creating and managing quantitative investment systems. Prior to joining Invista in 2000, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He received his BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.



DOUGLAS R. RAMSEY, CFA Mr. Ramsey joined Invista in 1997. As portfolio manager, he provides clients with asset allocation advice and research services covering all major asset classes. Previously, he was a portfolio strategist for Invista's value team with responsibility for equity securities analysis and strategy. Prior to joining Invista, Mr. Ramsey was an equity portfolio manager at Investors Management Group and an equity strategist at SCI Capital Management. He received his MA in Economics from Ohio State University and a BA in Economics and Business Administration at Coe College. He has earned the right to use the Chartered Financial Analyst designation.



KURTIS D. SPIELER, CFAMr. Spieler is a portfolio manager specializing in the management of international equity portfolios. He joined the Principal Financial Group in 1987 in the Treasury operation as a securities analyst and moved to Invista in 1991. Mr. Spieler received his MBA from Drake University and his BBA in Accounting from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation.

MARY SUNDERLAND, CFAPrior to joining Invista in 1999, Ms. Sunderland managed growth and technology portfolios for Skandia Asset Management for 10 years. Ms. Sunderland holds an MBA in Finance from Columbia University Graduate School of Business and an undergraduate degree from Northwestern University. She has earned the right to use the Chartered Financial Analyst designation.



RHONDA VANDERBEEK Ms. VanderBeek directs trading operations for the Invista index accounts. She joined the Principal Financial Group in 1983 as a trading statistical clerk and moved to Invista in 1992. Ms. VanderBeek has extensive experience trading both domestic and international securities.



CATHERINE A. ZAHARIS, CFA Ms. Zaharis directs portfolio management for the Invista value team and leads the value research group. She joined Invista in 1985. Ms. Zaharis received her MBA from Drake University and her BBA in Finance from the University of Iowa. She has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Principal Capital Income Investors, LLC ("Principal Capital - II"), an indirect wholly-owned subsidiary of The Principal and an affiliate of the Manager, was founded in 2000. It manages investments for institutional investors, including The Principal. Assets under management as of December 31, 2000 were approximately $33.2 billion. Principal Capital - II's address is 801 Grand Ave., Des Moines, Iowa 50392.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Balanced                     William C. Armstrong
           Government Securities        Martin J. Schafer




WILLIAM C. ARMSTRONG, CFA Mr. Armstrong leads the multi-sector/core portfolio management group for Principal Capital - II. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.



MARTIN J. SCHAFER Mr. Schafer is a portfolio manager for Principal Capital -
II specializing in the management of mortgage-backed securities utilizing an active, total return approach. He joined the Principal Financial Group in 1977. He holds a BBA in Accounting and Finance from the University of Iowa.


SUB-ADVISOR: Morgan Stanley Asset Management ("Morgan Stanley"), with principal offices at 1221 Avenue of the Americas, New York, NY 10020, provides a broad range of portfolio management services to customers in the U.S. and abroad. As of December 31, 2000, Morgan Stanley, together with its affiliated institutional asset management companies, managed investments totaling approximately $171.7 billion as named fiduciary or fiduciary adviser. On December 1, 1998, Morgan Stanley Asset Management Inc. changed its name to Morgan Stanley Dean Witter Investment Management Inc. and on May 1, 2001 the name was changed to Morgan Stanley Investment Management Inc. The firm continues to do business in certain instances using the name Morgan Stanley Asset Management.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Asset Allocation             Francine J. Bovich
           Equity Growth                William S. Auslander
                                        Philip W. Friedman

WILLIAM S. AUSLANDER Mr. Auslander is a Principal of Morgan Stanley & Co, Incorporated and Morgan Stanley Investment Management Inc. Mr. Auslander joined Morgan Stanley in 1995 as an equity analyst and currently is a portfolio manager in Morgan Stanley's institutional equity group. Prior thereto, he was an equity analyst at Icahn & Co., 1986-1995. He holds a BA in Economics from the University of Wisconsin and an MBA from Columbia University.



FRANCINE J. BOVICH Ms. Bovich is Managing Director of Morgan Stanley Investment Management Inc. and Morgan Stanley & Co. Incorporated since 1997. Principal 1993-1996. Ms. Bovich holds a BA in Economics from Connecticut College, and an MBA in Finance from New York University.



PHILIP W. FRIEDMAN Mr. Friedman is a Manager Director of Morgan Stanley & Co, Incorporated and Morgan Stanley Investment Management Inc. He was a member of Morgan Stanley & Co. Incorporated's equity research team (1990-1995) before becoming Director of North American research (1995-1997). Currently, Mr. Friedman is head of Morgan Stanley's institution equity group. He holds a BA from Rutgers University and an MBA from the J.L. Kellogg School of Management at Northwestern University.


SUB-ADVISOR: Janus Capital Corporation ("Janus"), 100 Fillmore Street, Denver CO
         80306-4928, was formed in 1969. Effective July 12, 2000, Janus is owned in part by Stilwell Financial Inc. ("Stilwell"), which owns approximately 81.5% of the outstanding voting stock of Janus. Stilwell is a publicly traded holding company with principal operations in financial asset management businesses. Thomas H. Bailey, President and Chairman of the Board of Janus, owns approximately 12% of Janus' voting stock and, by agreement with Stilwell, selects at least a majority of Janus' Board, subject to the approval of Stilwell, which approval cannot be unreasonably withheld. As of December 31, 2000, Janus managed or administered over $249 billion in assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           LargeCap Growth              E. Marc Pinto




E. MARC PINTO, CFA Mr. Pinto is a Vice President, Janus Capital Corporation and has been with the organization since 1994. Prior to that, Mr. Pinto was employed by a family firm and as an Associate in the Investment Banking Division of Goldman Sachs. He holds a BA in History from Yale University and an MBA from Harvard. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Goldman Sachs Assets Management ("GSAM"), 32 Old Slip, 17th Floor,
         New York, NY 10005. As of September 1, 1999, the Investment Management Division ("IMD") was established as a new operating division of Goldman, Sachs & Co. ("Goldman Sachs"). This newly created entity includes GSAM. GSAM provides a wide range of discretionary investment advisory services, quantitatively driven and actively managed to U.S. and international equity portfolios, U.S. and global fixed-income portfolios, commodity and currency products and money market accounts. As of December 31, 2000, GSAM, along with other units of IMD, had assets under management of $281.68 billion.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MicroCap                     Melissa Brown
                                        Robert C. Jones
                                        Victor H. Pinter

MELISSA BROWN Managing Director, Goldman. Ms. Brown joined the firm as a portfolio manager in 1998. From 1984 to 1998, she was the director of Quantitative Equity Research and served on the Investment Policy Committee at Prudential Securities.



ROBERT C. JONES Managing Director, Goldman. Mr. Jones joined the firm as a portfolio manager in 1989.



VICTOR H. PINTER Vice President, Goldman. Mr. Pinter joined the firm as a research analyst in 1989. He became a portfolio manager in 1992.


SUB-ADVISOR: The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, New York, NY
         10166, was formed in 1947. Dreyfus is a wholly owned subsidiary of Mellon Bank, N.A., which is a wholly owned subsidiary of Mellon Bank Corporation. As of December 31, 2000, Dreyfus managed or administered approximately $150 billion.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Growth                John O'Toole




JOHN O'TOOLE, CFA Portfolio Manager of The Dreyfus Corporation and Senior Vice President of Mellon Equity Associates LLP (an affiliate of The Dreyfus Corporation) since 1990. He holds an MBA in Finance from the University of Chicago and a BA in Economics from the University of Pennsylvania. Mr. O'Toole is a member of the Association for Investment Management and Research, and the Pittsburgh Society of Financial Analysts. He is a Chartered Financial Analyst.


SUB-ADVISOR: Turner Investment Partners, Inc. ("Turner") was founded in 1990.
         Its address is 1235 Westlakes Drive, Suite 350, Berwyn, PA 19312. As of March 31, 2001, Turner had discretionary management authority with respect to approximately $8.3 billion in assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Growth Equity         Christopher K. McHugh
                                        William C. McVail
                                        Robert E. Turner




CHRISTOPHER K. MCHUGH Mr. McHugh, Senior Portfolio Manager, joined Turner Investment Partners, Inc. in 1990. He holds a BS in Accounting from Philadelphia University and an MBA in Finance from St. Joseph's University. He has been in investment management since 1986.



WILLIAM C. MCVAIL Mr. McVail, Senior Portfolio Manager, joined Turner in 1998. Prior thereto, he was Portfolio Manager at PNC Equity Advisers. He has been in investment management since 1987.



ROBERT E. TURNER, CFA Mr. Turner, Chairman and Chief Investment Officer, founded Turner in 1990. Prior to 1990, he was Senior Investment Manager with Meridian Investment Company. He has been in investment management since 1981. He has earned the right to use the Chartered Financial Analyst designation.

SUB-ADVISOR: Neuberger Berman Management Inc. ("Neuberger Berman") is an affiliate of Neuberger Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. Together with Neuberger Berman, the firms manage more than $55.5 billion in total assets (as of December 31, 2000) and continue an asset management history that began in 1939.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Value                 Robert I. Gendelman




ROBERT I. GENDELMAN Portfolio Manager, Neuberger Berman Management Inc., since 1994. Mr. Gendelman holds a BA from the University of Michigan as well as a JD and an MBA from the University of Chicago.


SUB-ADVISOR: Berger LLC ("Berger"), is a Nevada Limited Liability Company, and has been in the investment advisory business since 1975. It serves as investment advisor or sub-advisor to mutual funds and institutional investors and has assets under management of approximately $7.6 billion as of December 31, 2000. Berger LLC is a subsidiary of Stilwell Management Inc., which owns approximately 86% of Berger LLC, and is an indirect subsidiary of Stilwell Financial Inc.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Growth              Paul A. LaRocco




PAUL A. LAROCCO, CFA Mr. LaRocco joined Berger as Vice President in December 2000. In 2000, he co-managed small and mid-cap funds for Montgomery Asset Management. Prior to that, he was a portfolio manager for a number of small and mid-cap funds at Oppenheimer Funds. Mr. LaRocco holds an MBA degree in Finance from the University of Chicago Graduate School of Business and a BS in Physiological Psychology and a BA in Biological Sciences from the University of California, Santa Barbara. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: J.P. Morgan Investment Management, Inc. ("Morgan"), 522 Fifth
         Avenue, New York, NY 10036 is a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan") a bank holding company. J.P. Morgan, through Morgan and its other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment advisor to individual and institutional clients. As of December 31, 2000, J.P. Morgan and its subsidiaries had total combined assets under management of approximately $359 billion.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Value               Marian U. Pardo




MARIAN U. PARDO Managing Director of J.P. Morgan Investment Management Inc.
Ms. Pardo is a senior portfolio manager in the Small Cap Equity Group at J.P. Morgan. She has been at J.P. Morgan since 1968, except for 5 months in 1998 when she was president of a small investment management firm. She holds a BA degree from Barnard College.

DUTIES OF THE MANAGER AND SUB-ADVISORS
The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Account's investment objective and policies. Within the scope of the approved investment program, the Manager or Sub-Advisor advises the Account on its investment policy and determines which securities are bought or sold, and in what amounts.

FEES PAID TO THE MANAGER
The Manager is paid a fee by each Account for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 2000 was:

      Asset Allocation           0.84%      MicroCap                  1.20%
      Balanced                   0.60%      MidCap                    0.62%
      Bond                       0.51%      MidCap Growth             0.96%*
      Capital Value              0.60%      MidCap Value              1.20%*
      Equity Growth              0.73%      Money Market              0.52%
      Government Securities      0.51%      Real Estate               0.99%
      Growth                     0.60%      SmallCap                  0.90%
      International              0.90%      SmallCap Growth           1.02%
      International SmallCap     1.44%      SmallCap Value            1.16%*
      LargeCap Growth            1.20%*     Utilities                 0.63%
      LargeCap Stock Index       0.40%*


    * After waiver.


The Fund also entered into an agreement with the Sub-Advisor for the MidCap Growth Equity Account which was added to the Fund as of October 24, 2000. Under that agreement, the Manager will pay the Sub-Advisor 0.50% (based on a percentage of average daily net assets).


The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors without obtaining shareholder approval. For any Account that is relying on that order, the Manager may:
 . hire one or more Sub-Advisors;
 . change Sub-Advisors; and
 . reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of these Accounts due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. No Account will rely on the order until it receives approval from its shareholders or, in the case of a new Account, the Account's sole initial shareholder before the Account is available to the public, and the Fund states in its prospectus that it intends to rely on the order. The Manager will not enter into an agreement with an affiliated Sub-Advisor for an Account that is relying on the order without that agreement, including the compensation to be paid under it, being similarly approved.
The Asset Allocation, Equity Growth, LargeCap Growth, MicroCap, MidCap Growth, MidCap Growth Equity, MidCap Value, SmallCap Growth and SmallCap Value Accounts have received the necessary shareholder approval and intend to rely on the order.

MANAGERS' COMMENTS


Principal Management Corporation and its Sub-Advisors are staffed with investment professionals who manage each individual Account. Comments by these individuals in the following paragraphs summarize in capsule form the general strategy and results of each Account for 2000. The accompanying graphs display results for the past 10 years or the life of the Account, whichever is shorter. Average annual total return figures provided for each Account in the graphs reflect all expenses of the Account and assume all distributions are reinvested at net asset value. THE FIGURES DO NOT REFLECT EXPENSES OF THE VARIABLE LIFE INSURANCE CONTRACTS OR VARIABLE ANNUITY CONTRACTS THAT PURCHASE ACCOUNT SHARES; PERFORMANCE FIGURES FOR THE DIVISIONS OF THE CONTRACTS WOULD BE LOWER THAN PERFORMANCE FIGURES FOR THE ACCOUNTS DUE TO THE ADDITIONAL CONTRACT EXPENSES. Past performance is not predictive of future performance. Returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.


The various indices included in the following graphs are unmanaged and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities included in the index. Investors cannot invest directly into these or any indices.

ASSET ALLOCATION ACCOUNT

(Francine Bovich)

            Total Returns*
          as of December 31, 2000
        1 Year  5 Year  Since Inception
        1.61%   12.09%  12.30%**

** Since inception 6/1/94


        Lehman              Morningstar     Lipper
       Brothers                            Flexible
      Aggregate     S&P       Domestic     Portfolio      Asset
        Bond        500        Hybrid        Fund       Allocation
        Index      Index      Category      Average      Account*

Thousands

        10          10           10          10           10
"1994"  10.077      10.23        10.006      10.008       10.052
"1995"  11.938      14.069       12.494      12.518       12.128
"1996"  12.369      17.297       14.127      14.22        13.696
"1997"  13.566      23.066       16.704      16.878       16.187
"1998"  14.742      29.657       18.792      19.268       17.673
"1999"  14.62       35.897       20.34       21.686       21.117
"2000"  16.32       32.627       20.759      21.749       21.457


Note: Past performance is not predictive of future performance.

After five consecutive years of double-digit gains, equity markets closed 2000 with losses. The strength of 1999's synchronized global recovery gave way to inevitable pressures of growth as oil prices soared, inflation rekindled, and labor markets became stretched. These conditions, along with the smooth transition of Y2K, led central banks to become more vigilant in fending off inflation and embark on a series of interest rate increases. The tighter monetary environment took its toll on the economy and the markets, leading to slower growth and a revaluation of equities. The S&P 500 fell 9.1% for the year. MSCI EAFE fell 14.2% in U.S. dollar terms, due to weakness in currencies and equities. Following a banner year in 1999, emerging market equities were hit hard by slower global growth and fell 30.6% for the year. The winners of 2000 were defensive asset categories, including U.S. fixed income (+11.6%), cash (+5.9%), and REITs (+26.4%).

The slowing growth in the U.S. caused investors to rethink growth expectations for the market as a whole, and for growth stocks in particular. The reassessment of growth expectations led to a significant adjustment in multiples. In this environment, value stocks and defensive stocks outperformed the previously high-flying growth sectors. Worldwide, technology stocks fell 39% during the year, while utilities (+27%) and health care (+32%) outperformed. Within the U.S., value stocks gained (+7.0%) while growth stocks fell (+-22.4%). The anticipation of slower growth in the U.S. was also reflected in the bond markets. Bond yields peaked in the first quarter and steadily declined in the latter quarters, pricing in a slowdown that would eventually lead to an easing of monetary conditions by the central bank. The expectation of slower growth also caused high quality to outperform spread products, as perceptions of credit quality deteriorated throughout the year. The Salomon BIG Index returned 11.6% for the year, with Treasuries (+13.5%) outperforming Corporates (+9.3%) and High Yield (-5.7%).


Non-U.S. stock market performance was plagued by currency weakness through most of the year. The Euro fell as low as 0.83 before rebounding in the fourth quarter, and the Yen declined 6.2% for the year. In local terms, European markets actually outperformed the S&P 500, as Europe's growth was not perceived to be slowing as quickly as in the U.S. Japan, on the other hand, disappointed investors with weak economic growth and remains mired in a deflationary trap. MSCI Japan fell 19.7% in local terms and 28.6% in dollar terms. Asia fared no better than Japan, as investors abandoned the region to seek safe havens during the year. The region's growing emphasis on high tech-related production and exports also contributed to stock underperformance.


Throughout the year, the Asset Allocation Account maintained a diversified investment strategy to the benefit of portfolio results. At the end of 2000, the Account was invested in 38.2% domestic equities, 15.7% non-U.S. equities, 43.5% domestic bonds, and 2.5% short-term investments. It appreciated 1.6% for the year, outperforming the Lipper Flexible Portfolio Fund average return of 0.3%.


The outperformance of the Account was due to allocation decisions and strong security selection of the majority of the underlying implementation strategies. Allocation decisions that contributed positively to results included the portfolio managers' decisions to overweight fixed income and cash, as equities significantly underperformed both of these asset classes during the year. Security selection within U.S. Large Cap Value Equity, Small Company Growth, and International Equity (ADRs) was strong and each of these strategies outperformed their respective benchmarks. A portfolio allocation to U.S. Large Cap Growth detracted from results, as growth strategies in general came under attack in the face of declining economic growth. This was more than offset, however, by other favorable allocation and selection decisions.

BALANCED ACCOUNT

(William Armstrong and Mary Sunderland)

        Total Returns*
        as of December 31, 2000

        1 Year  5 Year  10 Year
        0.13%   8.89%   12.13%



                  Lehman      Lehman
                  Brothers    Brothers  Morningstar  Lipper
                 Government/  Aggregate  Domestic    Balanced
        S&P 500  Corporate     Bond       Hybrid      Fund      Balanced
         Index   Bond Index    Index     Category    Average    Account*

Thousands

        10         10         10          10          10         10
"1991"  13.048     11.613     11.6        12.387      12.677     13.436
"1992"  14.042     12.493     12.458      13.405      13.569     15.156
"1993"  15.454     13.871     13.673      15.023      15.025     16.833
"1994"  15.657     13.384     13.274      14.638      14.646     16.481
"1995"  21.534     15.959     15.726      18.278      18.331     20.533
"1996"  26.475     16.422     16.297      20.667      20.853     23.229
"1997"  35.304     18.025     17.87       24.437      24.815     27.394
"1998"  45.393     19.732     19.423      27.492      28.16      30.657
"1999"  54.944     19.308     19.264      29.757      30.607     31.393
"2000"  49.939     22.428     21.504      30.37       31.072     31.434


Note: Past performance is not predictive of future performance.

Following a decade of the domestic equity market advancing rapidly, 2000 provided an opportunity for investors in balanced accounts to experience the benefit of their portfolio structure. A portfolio diversified across many asset classes performed well during 2000, when compared to investments only in the equity market. Fixed income securities increased during the year as interest rates began to decline. International equity markets also declined during the year as the foreign markets moved in response to the lower domestic stock markets.

A quick look back at the events of the past twelve months showed a strong start, followed by a sharp drop in equities and ended with signs that interest rates will soon decline. The year started with the high-flying technology equities moving forward quickly, during the first quarter, as GDP growth continued to advance. The economy had made it through the Y2K scare and had resumed its strong economic growth. The Federal Reserve was positioned to act quickly and continued to raise interest rates in an effort to slow the economy into a soft-landing throughout the first half of the year. The higher interest rates and threat of a slowing economy turned the markets in the early part of the second quarter into a near free-fall. The technology heavy NASDAQ market value dropped in half and broader equity markets also dropped sharply. This declining market also moved overseas as foreign equity markets felt the strain of the economic slowdown and their markets tailed off as well. By the third quarter, the Fed realized the economy had cooled from the earlier interest rate increases. GDP growth was slowing and oil prices started to climb. Consumers' confidence had declined as the Christmas shopping season rolled around. Retailers were forced to deeply cut prices to stimulate customer demand. Corporate earning estimates have been guided down and the economy has slowed appreciably. As we enter 2001, it is clear the Fed has changed to an easing bias and inflation is not as big of a concern.

The Balanced Account performed well during the year with a slightly positive return for the period. As expected, the Account's performance fell between the equity and fixed income components of the indices. The slowing economy depressed stock prices, but as inflationary pressures eased interest rates declined which in turn pushed up fixed income returns. The final outcome of the presidential election was decided late in the year and the financial markets were generally positive on the outcome and the prospects for an improving economy.

There is no clear-cut index by which to measure the performance of the Balanced Account, but a comparison between the S&P 500 Index and the Lehman Government/Corporate Bond Index is useful for performance measurement.

BOND ACCOUNT

(William Armstrong, Scott Bennett and Lisa Stange)

        Total Returns*
        as of December 31, 2000

        1 Year  5 Year  10 Year
        8.17%   5.14%   8.07%


                                                    Lipper
        Lehman      Lehman         Morningstar   Corporate Debt
        Brothers    Brothers      Intermediate-    BBB Rated
        Aggregate   BAA Corporate  Term Bond         Fund              Bond
        Bond Index    Index        Category         Average          Account*

Thousands

        10            10             10              10                10
"1991"  11.6          11.931         11.662          11.78             11.671
"1992"  12.458        13.053         12.502          12.751            12.766
"1993"  13.673        14.741         13.801          14.322            14.255
"1994"  13.274        14.269         13.286          13.683            13.842
"1995"  15.726        17.511         15.591          16.429            16.91
"1996"  16.297        18.215         16.106          16.953            17.31
"1997"  17.87         20.237         17.517          18.662            19.145
"1998"  19.423        20.496         18.817          19.828            20.617
"1999"  19.264        20.328         18.587          19.495            20.083
"2000"  21.504        21.834         20.343          21.053            21.724


Note: Past performance is not predictive of future performance.

Investors are seeing the benefits of portfolio diversification since fixed income investments posted positive returns and equities negative for 2000. Treasury rates moved lower throughout the year, ending more than 1.0% lower, with the Federal Reserve in a rate cutting mood at year-end. This will be positive for fixed income securities with corporates likely to benefit the most.

The Principal Variable Contracts Fund Bond Account outperformed the Lehman BAA index during the year with a return of 8.17% vs. 7.41%. The Account is primarily composed of corporate bonds and outperformed its benchmark index by avoiding those companies, which had negative surprises. Specifically, the Account was overweight in safe haven industries such as energy, utilities, and transportation, as well as asset types which do not face corporate surprises, such as asset-backed and commercial mortgage-backed securities.

The environment should be very positive for fixed income investments during 2001. While Account Managers expect continued volatility from individual securities, the general environment for fixed income and specifically corporate bonds is positive. The factors contributing to this improved environment include the Federal Reserve's rate cutting posture, lots of money on the sidelines, improved investor sentiment toward fixed income investments, and corporate yield premiums over Treasury securities at historically high levels.

CAPITAL VALUE ACCOUNT

(Catherine Zaharis)

        Total Returns*
        as of December 31, 2000
        1 Year  5 Year  10 Year
        2.16%   12.01%  14.36%



                                          Lipper
        S&P 500             Morningstar  Large-Cap
      Barra Value  S&P 500  Large Value  Value Fund   Capital Value
         Index      Index    Category      Average      Account*

Thousands

        10          10        10          10             10
"1991"  12.256      13.048    12.851      12.908         13.866
"1992"  13.545      14.042    14.122      14.067         15.187
"1993"  16.066      15.454    15.993      15.692         16.359
"1994"  15.963      15.657    15.863      15.544         16.439
"1995"  21.868      21.534    20.984      20.335         21.684
"1996"  26.679      26.475    25.347      24.561         26.779
"1997"  34.677      35.304    32.193      31.227         34.42
"1998"  39.764      45.393    36.41       36.102         39.094
"1999"  44.822      54.944    38.824      40.156         37.417
"2000"  47.547      49.939    40.948      40.686         38.225


Note: Past performance is not predictive of future performance.

The Capital Value Account's results this year were clearly segmented into two periods. The first third of the year saw the Account trail its index, as the technology driven growth stock period of strong performance reached its zenith. From the start of 2000 until late March, tech stocks outperformed every other market sector by a wide margin. During the second half of this year, the tech driven growth mania reversed as companies began to miss their earnings and growth targets. Since the March peak, market sentiment increasingly favored stable, well-managed companies carrying reasonable prices. This proved to be a positive environment for the Account's rebound in performance later in the year.

The Account lagged noticeably during the tech upswing. The Account has always been managed as a value fund, with an investment process designed to capture the historical drivers of value style based returns, that being a reliance on low price to earnings ratios and low price to book ratios to identify the best opportunities. The end result of this process was that the Account owned virtually no tech stocks during the upswing, while its index and peer group owned more than 10% in tech stocks. That weighting difference in the market's hottest sector proved to be a heavy drag on returns. Other than tech companies, the sector and stock selection added value over the index, but the Account Manager's belief that high flying tech stocks did not belong in a value portfolio was too much to overcome.


Account Manager's research indicated that tech stocks were overpriced and should be expected to underperform at some point. This began to occur in the spring, when many tech indexes topped out. At this point, the Account began to outperform its index and finished the year with a strong rally. By sticking to a belief that the fundamentals of value investing would continue to hold true, the Account bounced back nicely as the year drew to a close. Overall, the non-tech, non-growth positioning produced underperformance for the entire year, but the Account performed well once value stocks returned to favor.


The Account Manager's current strategy is focused on maintaining the Account's value characteristics. Managers will continue to pay close attention to valuation, while looking for stocks that have the added characteristics of showing a turnaround in business operations and rising earnings estimates. This combination of attractive valuations and improving business activity will position the Account to add value through stock selection while keeping sector weightings generally in line with the index.

EQUITY GROWTH ACCOUNT

(William Auslander and Philip Friedman)

        Total Returns*
        as of December 31, 2000
         1 Year 5 Year  Since Inception
        -11.71% 19.67%  21.64%**

** Since inception 6/1/94



                                     Lipper
                  Morningstar     Large-Cap
        S&P 500   Large Growth   Growth Fund   Equity Growth
         Index    Category         Average        Account*

Thousands

        10          10              10              10
"1994"  10.23       10.114          10.055          10.259
"1995"  14.069      13.378          13.151          14.792
"1996"  17.296      15.913          15.681          18.941
"1997"  23.066      19.891          19.648          24.784
"1998"  29.656      26.566          24.14           29.481
"1999"  35.896      37.118          33.335          41.126
"2000"  32.626      31.888          27.928          36.31


Note: Past performance is not predictive of future performance.

Records were set at the dawn of the new millennium although 2000's records were in the opposite direction of 1999's sterling performances. The S&P 500 Index declined 9.11%, the worst year since 1977, the Dow Jones fell 4.67%, its worst performance since 1981 and NASDAQ had its worst year ever, losing 39.29%. In many respects, reviewing the year just completed is a mirror image of the prior year, and the wrong side of the mirror.

This was a challenging environment for most investors and an especially humbling one for growth managers. Alas, most value managers were able to finally savor the sweet taste of outperformance. The Russell 1000 Growth Index fell 22.43%, while the Russell 1000 Value Index advanced 7.01%. The robust first quarter seemed like a continuation of 1999's end of millennium party. However, as the year progressed, a number of economic and market forces picked up steam, with negative implications for earnings and future growth prospects.


With the start of rising interest rates and followed by rapidly rising oil prices, other alarming macroeconomic events included a sharply declining Euro and heightened tensions in the Middle East. There were early warning announcements of earnings disappointments from companies such as Lucent and Intel, which continued and picked up momentum in the second half of the year. The fourth quarter was marked by uncertainty surrounding the outcome of the United States Presidential election and the increasing evidence of a slowdown in economic growth, combined with the uncertainty about the near-term outlook for many companies. This backdrop was particularly unfavorable for the technology sector and benefited value-oriented sectors such as finance, utilities and energy.


The Account was impacted by many of the same forces that negatively impacted its growth fund peers and the growth index averages. These forces included the underperformance of technology as well as the outperformance of the financial, utility and energy sectors as investors shifted to a more defensive posture, areas where Account Managers are traditionally underweight, consistent with their philosophy and charter as growth managers. In addition, a combination of relative underperformance in consumer staples and cyclicals and an overweight in technology (which by year-end had registered the most severe declines) could not offset relatively strong performance in healthcare and capital goods, both of which the fund was overweight in for most of the year.


Within the consumer staples sector, which represented roughly 15% of the portfolio versus 10% of the Index, exposure to media stocks such as Liberty Media, Time Warner and Clear Channel detracted from performance as concerns heightened about declining advertising revenue in the wake of dot com failures and a slowing economy. Investments in more traditional staples stocks such as Philip Morris, Safeway, Pepsi, Quaker, Budweiser and Keebler contributed to performance but did not offset this weakness. Within the consumer cyclicals sector, roughly a market weight position of 8% of the portfolio, exposure to retailers such as Home Depot, and Costco detracted from performance as these stocks, as a group, were hurt by a slowdown in consumer spending and higher labor costs.


The Account entered 2000 with a slight overweight in technology relative to the S&P 500 index and underweight versus its growth peers. Account Managers cut positions to about a market weight during the first quarter, based on a sensitivity to the group's rich valuations and a belief that the lofty multiples assigned to most of the technology sector could not continue to expand at the pace witnessed in 1999, particularly in the largest cap names. This proved to be a prudent decision, particularly during the March to May sell-off in technology (when the NASDAQ declined 40% from its March high to its May low). Account Managers were buyers on weakness throughout the balance of the year, and the portfolio was modestly overweight technology as measured by the S&P 500, but materially underweight the growth indexes at year-end.

The technology sector's 39% decline was the biggest detractor to Account performance in 2000. Stock selection was slightly ahead of the index for the year, which is a bittersweet victory when the sector is the weakest in the market. Leading companies such as Microsoft, Nortel, and Lucent, which led the market on the way up in 1999 were among the biggest detractors to relative performance in 2000. Account Managers continue to believe that over the long-term the technology sector will generate higher earnings growth rates than most other areas of the economy and that the benefits from productivity enhancements afforded by technology advancements will be positive for the overall economy. Despite the volatility, Account Managers want the portfolio to be positioned to participate in that growth.


The Account maintained an overweight in capital goods, emphasizing high quality diversified conglomerates such as Tyco, General Electric and United Technologies, which at year-end represented roughly 16% of the portfolio. These three stocks were members of the top 10 holdings throughout the year, and each was a strong relative performance contributor. Tyco is especially notable as it was the strongest relative performance contributor after suffering severe declines in the fourth quarter of 1999. These holdings represent our willingness to look for growth in less traditional names and their strong performance provided a buffer to weaker areas of the portfolio, particularly in the fourth quarter.


Healthcare was another bright spot, as we maintained an overweight position (average of 14% of the portfolio) in the sector for most of the year and stock selection was superior to the index sector return. We increased our commitment to the sector early in the year based on the group's increasingly attractive relative earnings growth rates, and our belief that Federal Reserve interest rate increases would slow the economy, forcing investors to turn toward more stable growing companies such as the large pharmaceuticals. This proved to be correct, and effective trading around election-cycle volatility added to performance.


After failing to lower interest rates at the December 2000 meeting, the Fed did lower interest rates early in January. This was notable both for doing so on a conference call rather than waiting for a regularly scheduled meeting, and for moving rates down 50 basis points instead of the more typical .25% increment. The move toward lower interest rates should eventually be positive for many of the more economically sensitive groups of stocks. However, with many of those companies just now beginning to adjust business plans and earnings targets to the reality of a slower economy, the challenge facing investors is whether to buy these stocks now, or wait until earnings estimates have bottomed and the impact of recent and likely future interest rate cuts begins to result in a reacceleration of economic activity.


We continue to take a balanced and incremental approach to managing the portfolio and will take advantage of the opportunities that volatility creates. We believe the economy will be weaker in the early part of 2001, setting the stage for a much stronger climate later in 2001 and into 2002. We see the catalysts of further Fed easing, a weakened dollar due to lower interest rates and lower economic growth in the U.S., lower oil prices, and possible global tax cuts due to strong worldwide government surpluses, as the backdrop for future growth. These factors create a favorable environment for equities, and large cap growth stocks in particular.

GOVERNMENT SECURITIES ACCOUNT

(Martin Schafer)

        Total Returns*
        as of December 31, 2000

        1 Year  5 Year  10 Year
        11.40%  6.53%   7.93%



        Lehman
       Brothers    Morningstar
       Mortgage-   Intermediate     Lipper      Government
        Backed     Gov't. Bond   U.S. Mortgage  Securities
       Bond Index   Category     Fund Average    Account*

Thousands

        10           10            10             10
"1991"  11.572       11.467        11.479         11.695
"1992"  12.379       12.2          12.18          12.495
"1993"  13.226       13.18         13.087         13.754
"1994"  13.013       12.65         12.541         13.13
"1995"  15.199       14.727        14.576         15.634
"1996"  16.012       15.139        15.14          16.158
"1997"  17.532       16.418        16.439         17.836
"1998"  18.752       17.641        17.438         19.311
"1999"  19.101       17.387        17.551         19.255
"2000"  21.233       19.258        19.369         21.45

Note: Past performance is not predictive of future performance.

Mortgage Backed Securities (MBS) had a positive year for the period ending December 31, 2000. MBS outperformed most other fixed income asset classes as the other fixed income products underperformed Treasuries due to the Treasury buy-back program. Investors sought MBS for their lack of volatility, as compared to security specific corporate credit event risk.

This Account outperformed the Lipper U.S. Mortgage Fund Average and the Lehman MBS Index for the period. The outperformance is attributable to security selection, timing of cashflows, and a slightly longer duration of portfolio holdings.


The quality and composition of the Account is generally in line with its Lipper U.S. Mortgage Category benchmark. Account Managers continue to hold more discount MBS securities than the Lehman Brothers Mortgage Backed Securities Index and some agencies, but maintain a duration neutral to slightly long approach by holding some cash to offset the lower coupons (discounts). This is a good position to be in while riding out the current refinance wave as a result of rates falling the second half of the year. Discount securities are securities priced below 100 (par). When mortgage holders prepay, discount investors receive 100 (par) versus the market price below par, producing positive returns. Account Managers believe the homeowner's propensity to refinance and the mortgage banker's technology driven inducement to refinance loans puts greater risk on securities priced above par. Managers patiently wait for the opportunity to strategically shorten their duration.

GROWTH ACCOUNT

(Mary Sunderland)

        Total Returns*
        as of December 31, 2000
        1 Year  5 Year  Since Inception
        -10.15% 12.64%     14.05%**

** Since inception 5/2/94


                                 Lipper
                 Morningstar    Large-Cap
        S&P 500  Large Growth  Growth Fund   Growth
        Index     Category       Average     Account*

Thousands

        10         10             10           10
"1994"  10.397     10.132         10.187       10.542
"1995"  14.3       13.402         13.324       13.243
"1996"  17.581     15.942         15.888       14.9
"1997"  23.444     19.928         19.908       18.917
"1998"  30.144     26.616         24.459       22.957
"1999"  36.486     37.188         33.775       26.729
"2000"  33.162     31.948         28.297       24.016

Note: Past performance is not predictive of future performance.

In 2000, performance in the Growth Account slightly lagged the S&P 500 Index and outperformed the Barra Growth Index by almost 11%. The Index has been dragged down by some of the bellwether stocks including Microsoft and Lucent, which are down 62% and 81%, respectively, so far this year. However, the Account held companies such as Cisco, Sun Micro and EMC, which executed to plan and maintained more of their value. In addition, the Account benefited from exposure to financial stocks, which outperformed in 2000 and had a modest weight in the growth indices. A focus on fundamentals was a significant benefit to performance this year, helping the account to outpace the Index.

Signs of an economic slowdown grew rapidly after the Thanksgiving holiday and the Fed has now signaled they are more concerned about an economic slowdown than inflation causing them to aggressively cut rates in January. Since growth stocks are valued based on growth potential and the level of inflation, an overall deterioration in the economy has a significant impact on price level. As lower interest rates take effect, Account Managers feel growth stocks will form a base and start to recover as the year unfolds. That, and a low inflation environment, will provide a powerful tailwind for growth stocks and the important technology sector over the next six to 12 months. Account Managers plan to remain overweighted in the technology sector relative to the S&P but about in line with most growth-oriented funds. Once the economy stabilizes, technology will likely be one of the first sectors to recover.


Consumer cyclical stocks will continue to rebound in 2001 as the Fed cuts rates. The Account has good exposure to the high quality names in the segment and will likely maintain it over the next six to 12 months. Account Managers emphasize companies, which will benefit from spending patterns of an aging population that is entering its highest earnings years.

INTERNATIONAL ACCOUNT

(Kurtis Spieler)

        Total Returns*
        as of December 31, 2000
        1 Year  5 Year  Since Inception
        -8.34%  12.25%  10.67%**

** Since inception date 5/2/94



        Morgan Stanley
          Capital
        International
        EAFE (Europe,    Morningstar
         Australia        Foreign         Lipper
        and Far East)      Stock       International   International
           Index          Category      Fund Average     Account*

Thousands

        10                 10             10               10
"1994"  9.99               9.765          9.758            9.663
"1995"  11.11              10.724         10.676           11.032
"1996"  11.781             12.053         11.934           13.8
"1997"  11.991             12.707         12.583           15.488
"1998"  14.389             14.359         14.221           17.034
"1999"  18.268             20.747         20.023           21.451
"2000"  15.679             17.498         16.899           19.662



Note: Past performance is not predictive of future performance.

Global equity markets experienced strong performance during the first quarter of 2000. In particular, technology, media and telecom (TMT) stocks led markets upward. Drivers of performance for these growth stocks included strong economic conditions and a seemingly insatiable demand for telecommunication services. This drove valuations in TMT stocks to extraordinarily high levels. During the spring several risks appeared in the economic environment that, along with excessive valuations, led to a large sell off in these TMT stocks. Oil prices spiked up, leading to concerns about consumption. Interest rates from both the United States and Europe continued their upward move as central banks became focused on inflation. This led to increased volatility in equity markets.

During the second half of 2000, an aggressive sector rotation occurred from TMT to defensive stocks and financials. Investors outperformed by buying consumer staples, utilities and pharmaceuticals. Evidence of a slowing economic environment contributed to the underperformance of cyclical stocks and emerging markets. The other major risk in global markets was the steady decline of the Euro for the first 10 months of the year. High oil prices, capital outflows from mergers and acquisitions, and concerns with the European Central Bank led to currency weakness. The Euro has since rebounded as expectations of a relatively weaker U.S. economy led the currency upward.


The Principal Variable Contracts Fund International Account's relative performance during the year was solid, outperforming the EAFE benchmark by around 5.8%. This outperformance was largely due to stock selection in financials, consumer discretionary, industrials and health care. The Account also benefited from its low weighting in Japan, which underperformed other developed markets. On the negative side, stock selection in diversified telecom and materials cost the Account performance.


Currently, Account Managers are finding the best opportunities in beaten-down cyclical, technology and telecom companies. Weights have been lightened in some of the defensive areas that performed very well in 2000 as their valuations have gone too high. The Account Manager's strategy is to continue to invest in high quality companies at discounts to their fair value. These companies are found through a bottom-up, borderless investment approach.

INTERNATIONAL SMALLCAP ACCOUNT

(Darren Sleister)

        Total Returns*
        as of December 31, 2000
        1 Year  5 Year
        -11.50%                     17.49%**
** Since inception date 5/1/98




        Morgan Stanley
          Capital
        International
        EAFE (Europe,      Morningstar     Lipper
         Australia          Foreign     International  International
         and Far East)       Stock        SmallCap       SmallCap
            Index           Category     Fund Average    Account*

Thousands

           10                10            10             10
"1998"     10.379            9.672         9.261          8.963
"1999"     13.177            13.975        16.245         17.371
"2000"     11.31             11.787        13.837         15.373

Note: Past performance is not predictive of future performance.

International small cap stocks tend to outperform in periods of increasing global growth and loosening of global monetary policy. Most of 1999 fit this description with economic growth in Asia ex-Japan, Europe and the U.S., and a huge surge in the supply of internet-related stocks and increased liquidity flows. This carried over briefly into the first few months in 2000, however the rest of 2000 was spent in a reversion to the mean, seeing valuation compressions in technology-related stocks, slowing global economic growth, tightening monetary supply and increasing interest rates to ward off inflation.

The Account benefited from the boom in emerging technologies early in the year, however some of these returns were given back as the valuation compression affected the equity markets in general. The Account also benefited largely from oil service companies as the price of oil increased dramatically, giving rise to the need for capacity expansion and increasing demand for oil. Biotechnology, medical technology and alternative energy have been recent themes in the portfolio as direct exposure to telecommunications, internet and semiconductors have largely been sold down as continued weakness is seen in these areas.


For most of the year the Account was overweighted in Europe, Australia and Canada which boded well as these regions faced economic prosperity and their macro conditions were much more favorable than the Asian region. Toward the end of 2000, Account Managers started to grow more positive on the Asia ex-Japan region since expected interest rate cuts in the U.S. should help spur economic growth. Many statistics also point to a bottoming of the electronics cycle as well, but a U.S. slowdown will likely keep exports from Asian countries slightly lower than the past few years.


Going forward Account Managers expect oil prices will stabilize in the $25 dollar range. Global growth will continue to slow and technology valuations remain at risk. Account Managers continue to look for high quality growth opportunities that have attractive valuation parameters. It is possible that value stocks will periodically outperform for periods of a quarter or more, but over the long term Account Managers remain committed to growth at a reasonable price as a means for long term equity appreciation.

LARGECAP GROWTH ACCOUNT

(E. Marc Pinto)

         Total Returns*
        as of December 31, 2000
        1 Year  Since Inception
        -11.99     9.67%**

** Since inception date 5/3/99



                                     Lipper
        Russell     Morningstar    Large-Cap     LargeCap
      1000 Growth   Large Growth  Growth Fund     Growth
         Index        Category      Average      Account*

Thousands

        10             10           10             10
"1999"  12.504         12.81        12.668         13.247
"2000"  9.701          11.005       10.613         11.659


Note: Past performance is not predictive of future performance.

For the 12-month period ending December 31, 2000, the LargeCap Account lost 11.99%. These results compare to a 9.10% loss posted by its benchmark, the S&P 500 Index.

It was an extremely difficult year for the financial markets. A belief early in the year that the U.S. economy was expanding too rapidly for its own good quickly gave way to fears that the economy was edging toward recession. Almost across the board, stocks finished lower, with the high-growth companies of the Nasdaq Composite Index bearing the brunt of the sell-off.


This uncertain outlook and the massive market volatility that accompanied it obviously hindered the Account's performance. Although a number of stable growth franchises were able to overcome the difficulties to trade higher, several key portfolio holdings declined, pulling the Account's overall performance lower. Account Managers responded by redoubling efforts to balance the portfolio's exposure to fast-growing stocks with positions in more traditional growth franchises such as mortgage giant Fannie Mae and brewer Anheuser-Busch, both of which were top performers. Unfortunately, the exposure to high-growth areas such as wireless - which remains a major portfolio theme - produced mixed results, with service providers such as Nextel falling while handset leader, Nokia, held its ground in an increasingly volatile environment.


Looking forward, it is far from clear whether the U.S. economy is on the path to a soft landing. Consumer confidence has waned in the face of corporate layoffs, higher energy prices and the sharp correction in stock prices. For that reason, Managers are monitoring economic developments closely and have tried to maintain balance in the portfolio by selectively adding both high-growth companies that are now trading at attractive valuations as well as more stable growers that are felt to be capable of performing well in periods of economic turbulence. As always, Account Managers remain steadfast in a belief that a thorough understanding of the drivers behind each individual holding remains the best way to navigate even the most uncertain market environment.

LARGECAP STOCK INDEX ACCOUNT

(Robert Baur and Rhonda VanderBeek)

        Total Returns*
        as of December 31, 2000
        1 Year  5 Year
        -9.67%  -0.96%**
** Since inception date 5/3/99



                Morningstar     Lipper
      S&P 500   Large Blend  S&P 500 Index    LargeCap Stock
       Index     Category     Fund Average    Index Account*

Thousands

        10        10              10               10
"1999"  11.1      11.153          11.615           10.893
"2000"  10.089    10.376          10.503           9.84


Note: Past performance is not predictive of future performance.

The LargeCap Stock Index Account seeks investment results that correspond with the total return performance of the Standard & Poor's 500 Index. The percentage of total assets of the Account allocated to each of the 500 stocks closely follows the weighting of each of the stocks in the S&P 500 Index*.

The return for calendar year 2000 for the LargeCap Stock Index Account was -9.67%. During the same period, the total return of the S&P 500 Index was -9.10%.


The economic backdrop for investors had been good during the first half of 2000, but a significant slowing of economic growth began in the third quarter. Late in the year, the slowdown intensified and economic growth fell to just 1.4% (annual basis) for the fourth quarter. This was well below the 4% to 5% economic growth of the previous several quarters. Although the stock market began the year with a strong rise in the first quarter, equity prices deteriorated as the year progressed. Rising interest rates and higher prices for oil and natural gas took their toll on stock prices.


Stock market investors were kept on the edge of their seats over the last year as powerful price rallies gave way to disquieting price swoons. Volatility surged; the number of large daily price swings was the highest of any year since 1974. Tech stock prices fell dramatically in the fourth quarter and most major stock indices ended the year in the negative column. Investors were concerned that the economic slowdown might turn into a recession. Since the LargeCap Stock Index Account attempts to mirror the performance of the S&P 500 Index, Account returns were similarly volatile and negative.

* Standard & Poor's 500/(R)/ and S&P 500/(R)/ are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Principal Life Insurance Company and Principal Management Corporation. The Account is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Account.

MICROCAP ACCOUNT

(Melissa Brown, Robert Jones and Victor Pinter)

        Total Returns*
        as of December 31, 2000
        1 Year  5 Year
        12.13%  -3.67%**
** Since inception date 5/1/98



                   Morningstar      Lipper
     Russell 2000  Small Blend   Small-Cap Core   MicroCap
        Index       Category      Fund Average    Account*

Thousands

        10           10              10             10
"1998"  8.806        8.609           8.873          8.158
"1999"  10.678       10.174          11.396         8.071
"2000"  10.356       11.48           11.974         9.05

Note: Past performance is not predictive of future performance.

After generating very strong returns for a number of years, the equity markets reversed course in the year 2000. The correction began in March, as continued strong economic growth, inflationary pressures and rising interest rates unnerved investors. While other types of stocks declined, high valuation technology issues, and many Internet stocks in particular, experienced the largest declines.

The equity markets rebounded for a brief period during the summer. Investors hoped that signs of moderate economic growth would result in an end to interest rate hikes by the Federal Reserve Board. However, market sentiment shifted yet again in the fall, due in part to uncertainty regarding the state of corporate profits in the face of an economic slowdown, and uncertainty over the presidential election. By the end of the year, the technology-laden NASDAQ was down 54% from its peak in March and 39.3% for the year - its worst performance since it was created in 1971. The S&P 500 Index fell 9.10% for the year, its poorest showing since 1977.


Market leadership changed several times during the reporting period. By the end of 2000, value stocks had generated strong results after years of underperforming their growth counterparts. In fact, 2000 was the worst year for absolute returns of the Russell 1000 Growth Index (-22.4%) and Russell 2000 Growth Index (-3.03%). In contrast, the Russell 1000 Value Index and Russell 2000 Value Index returned 7.01% and 22.81%, respectively. The disparity of returns was largely due to the higher percentage of technology stocks in the growth indices.


The Goldman Sachs Quantitative Equity Management Team assumed responsibility for management of the MicroCap Account on August 1, 2000. The portfolio employs a disciplined approach that combines fundamental investment research provided by Goldman, Sachs & Co.'s Global Investment Research Department and consensus opinions with quantitative analysis generated by GSAM's proprietary model. This quantitative system evaluates each stock using many different criteria, including valuation measures, growth expectations, earnings momentum and risk profile. It also objectively analyzes the impact of current economic conditions on different types of stocks to determine where the emphasis should be placed. The portfolio construction process evaluates stocks based on their overall expected return and their contribution to portfolio risk. The resulting portfolio is the one that has the highest potential return for the targeted amount of risk.


During the one-year period ending December 31, 2000, the returns of the Account's various investment themes were erratic. Virtually every theme experienced one of its best months since inception, as well as one of its worst months ever. In addition, during some months there were extremely positive returns for one variable and extremely negative for another variable, reflecting the high overall return dispersion nature of the market. Overall, our Momentum and Value themes contributed positively to performance during the year, while the Research theme detracted from results in the small-cap universe. From a sector standpoint, technology, healthcare, and consumer services stock picks enhanced results within the small-cap universe, while financials and basic materials holdings generated disappointing returns relative to the Russell 2000 Index.


Looking forward, Account Managers continue to believe that cheaper stocks should outpace more expensive ones and good momentum stocks should perform better than poor momentum stocks.

MIDCAP ACCOUNT

(K. William Nolin)

        Total Returns*
        as of December 31, 2000

        1 Year  5 Year  10 Year
        14.59%  14.83%  18.51%




     Morningstar      Lipper
    Mid-Cap Blend  Mid-Cap Core    MidCap    S&P MidCap
      Category     Fund Average    Account*  400 Index

Thousands

        10            10             10        10
"1991"  13.62         15.124         15.349    15.007
"1992"  15.653        16.502         17.642    16.793
"1993"  17.923        18.928         21.044    19.132
"1994"  17.634        18.54          21.208    18.445
"1995"  22.697        24.504         27.361    24.148
"1996"  27.336        28.895         33.137    28.78
"1997"  34.566        34.567         40.676    38.062
"1998"  36.906        38.77          42.176    45.336
"1999"  43.807        53.607         47.676    52.009
"2000"  45.283        57.413         54.632    61.116


Note: Past performance is not predictive of future performance.

The MidCap Account is generally managed with a fundamental analysis approach. Account Managers believe that the future cash flow a business will generate will ultimately determine the value of that business today. Within this framework, companies are identified that have competitive advantages which can be sustained and improved upon. Those companies are then bought at discounts to their future value.

During the past year, investors have looked beyond the largest companies to find good value. As a result, the S&P MidCap 400 Index outperformed the S&P 500. The S&P MidCap 400 was up 17.50% and the S&P 500 was down 9.10%. The Account was up 14.56%, yet trailed the S&P MidCap 400 Index slightly. The Account's exposure to technology during the early spring sell-off contributed to this underperformance.


The economic backdrop for investors started out very strong last year, but became less favorable as the year rolled on. The economy has been extraordinarily robust, yet recently has shown clear signs of weakening. Inflation has been and continues to be modest, although benefit costs have been trending higher. Corporate profit growth set records early in the year, but now is slowing. Expectations of a slowing economy and slower profit growth led us to cut back on companies exposed to cyclical movements in the late summer. Sectors of cyclical exposures that were reduced included retailers, capital goods companies, and technology companies. Account Managers expect to maintain this position until the fundamentals improve or the stock prices adjust to account for a slowing.

MIDCAP GROWTH ACCOUNT

(John O'Toole)

        Total Returns*
        as of December 31, 2000
        1 Year  Since Inception
        8.10%                5.57%**
** Since inception date 5/1/98


                             Morningstar
                 Russell      Mid-Cap       Lipper         Lipper       MidCap
      S&P 400   MidCap Value  Growth      Mid-Cap Core  Mid-Cap Growth  Growth
    MidCap Index    Index     Category    Fund Average   Fund Average   Account*

Thousands

        10        10           10           10              10            10
"1998"  10.538    10.389       10.258       9.672           9.814         9.66
"1999"  12.089    15.719       16.813       13.373          16.964        10.691
"2000"  14.206    13.872       15.653       14.322          18.662        11.557


Note: Past performance is not predictive of future performance.

Although the performance of the MidCap Growth Account was positive for the year, Account Managers were nonetheless disappointed that performance did not exceed that of the S&P MidCap 400 Index. For the year, midcap stocks outperformed both large and small capitalization issues by a substantial margin.

Factors that detracted from performance included the very narrow return pattern of the S&P MidCap 400 Index, where only 44 stocks needed to be held at their index weight to mimic the index return. This narrowness is by definition problematic for a portfolio designed to be sector neutral and holding between 150 and 175 stocks. In addition, many midcap portfolios suffered from the dramatic difference in performance between midcap value and growth stocks. For the year, the S&P/BARRA Midcap Value Index returned 27.89%, while the S&P/BARRA Midcap Growth Index returned 9.15% - a difference of over 1800 basis points. This sharp division in the midcap equity market compounded the narrowness problem and compromised the performance of our equity valuation method.

Consistent with our philosophy of adapting to the market, the Account had a positive exposure at the beginning of 2000 to companies that exhibited above-average earnings growth and positive earnings surprises. When the technology bubble burst in March, Managers naturally had to mitigate the Account's exposure to earnings growth. No sooner had this been accomplished than the market's preferences changed again. This pattern of extraordinary volatility was to repeat itself throughout the year, with value eventually beating growth roundly. Although the Account is growth driven, given the blended style, Managers consider both growth (earnings) and value (price) characteristics of stocks we choose for the Account. In retrospect, the Account's exposure to growth-type valuation factors was too large and its exposure to value-oriented inputs was too small. Subsequently, the Account's Managers have made adjustments, none significant, to its style to incorporate the lessons learned in the anomalous market conditions of 2000.

Two issues that negatively influenced return were Zale Corporation (-39.9%) and Univision Communications (-19.9%). Zale is a national retailer of jewelry, and investors became increasingly concerned over the prospects for the company based upon a slowing national economy and the discretionary nature of jewelry purchases. Univision Communications is a Spanish language television broadcaster that disappointed investors by announcing advertising bookings and rates that were below expectations.

The prospects for midcap companies are dynamic and there are a number of excellent investment opportunities. Account Managers will continue to manage the Account using a market-sensitive valuation model, and consolidate stock selection skills with a disciplined portfolio construction process. The Account will remain economic sector and capitalization neutral relative to its performance benchmark; the goal is to add consistent value through superior stock selection and systematic risk control.

MIDCAP GROWTH EQUITY ACCOUNT

(Christopher McHugh, William McVail and Robert Turner)

        Total Returns*
        as of December 31, 2000

        Since Inception
        -18.70%**

** Since inception date 10/24/00

       Russell       Morningstar       Lipper
     MidCap Growth  Mid-Cap Growth  Mid-Cap Growth    MidCap Growth
        Index         Category       Fund Average     Equity Account*

Thousands

        10            10               10                 10
"2000"  8.239         8.643            8.999              8.13

Note: Past performance is not predictive of future performance.

For the period from its inception on October 24 to December 31, 2000, MidCap Growth Equity Account returned -18.70%. The Account's results underperformed the 17.68% loss of the Russell Midcap Growth Index, the benchmark index.

The Account's performance was hurt by a market that was inhospitable to growth stocks (mid-cap value stocks were up sharply and mid-cap growth stocks were down sharply during the period). The Account's growth-oriented holdings - stocks with strong prospective earnings power and above-average price/earnings ratios - were hit hard, falling victim to what amounted to an extreme correction in valuations. Investors showed a preference for less expensive, lower-beta stocks that were perceived to be safer.

Only three of the Account's ten sector investments - in energy, financial services, and materials/processing - outperformed their corresponding Russell Midcap Growth Index sectors. Energy holdings were up 14% versus 11% for the Index's energy sector, the Account's financial-services holdings advanced 7% versus 1% for the Index sector, and the Account's materials/ processing holdings climbed 16% versus a 14% loss for the Index sector.

By far, the Account's technology holdings (which represented the Account's largest single sector weighting, about 40%) detracted the most from performance. The technology sector of the market fell 36% during the reporting period, but the Account's tech holdings dropped 41%. Why was the Account so heavily invested in technology? Because technology is a big part of the Russell Midcap Growth Index. In following a sector-neutral policy, Account Managers keep the sector weightings of the Account close to those of the Russell MidCap Growth Index. Since the sector weightings of the Account are close to those of the Index, a big index sector like technology results in the Account having similarly big holdings in technology stocks.

Contributing the most to performance was a positive return in energy stocks, which benefited from increased pricing power in the oil and natural-gas industries. In absolute terms, the Account's materials/processing stocks had the highest return. It's technology stocks recorded the worst absolute return, due to weak optical- and wireless-technology holdings, which had been one of the market's favorites until a number of industry leaders reported late in the period a slowing of what had been hyperactive revenue and earnings growth.

MIDCAP VALUE ACCOUNT

(Robert Gendelman)

        Total Returns*
        as of December 31, 2000
        1 Year  5 Year
        31.03%  24.75%**
** Since inception date 5/3/99

      Russell      Morningstar      Lipper
    MidCap Value  Mid-Cap Value   Mid-Cap Value   MidCap Value
       Index        Category       Fund Average     Account*

Thousands

        10          10              10               10
"1999"  9.419       10.023          10.943           11.024
"2000"  11.226      11.709          12.766           14.445


Note: Past performance is not predictive of future performance.

The MidCap Value Account significantly outperformed the Russell MidCap Value Index in the one-year period ending December 31, 2000. The Account gained 31.03% in the period while its benchmark index rose 19.18%.

The market environment in the year 2000 was very different from that of 1999. While 1999 was a year that brought fame and fortune to the NASDAQ, dot.coms, and most anything technology related, 2000 ignited worries that the high valuations given to many tech stocks were not warranted. The Federal Reserve's (Fed) series of interest rate increases began to take effect and resulted in decelerated corporate earnings growth. A slowing economy, high oil prices, a weak Euro, and negative earnings warnings and reports all tempered investor enthusiasm during the year. Growth stocks dominated the market in 1999. But as many growth stocks failed to meet lofty expectations, investors began to seek out high-quality, value-oriented stocks of all market caps.


In this environment, Account Managers continued a commitment to invest in good businesses at attractive prices that possess positive risk-reward characteristics. An allocation to financials is one area where value was added. This was done through a reduction in sector weighting coincident with the start of the Fed's series of rate increases, followed by an increase in sector exposure as Managers felt that the tightening cycle was nearing completion. The Account's financial holdings (27.14% of total equity market value as of 12-31-00) achieved a higher absolute return than those of the Russell MidCap Value Index due to strong stock selection and had the most favorable impact on portfolio total return for the one-year period ended December 31, 2000. Insurance companies MetLife (1.22% of total net assets), ACE Limited (1.26% of total net assets), and XL Capital (1.58% of total net assets) all made solid contributions. Due to high oil prices and industry deregulation, Managers made diligent selections within the utilities and energy sectors (10.13% and 8.65% of total equity market value, respectively). Strong stock selection in both sectors led to better absolute returns as compared to the Index, although the Account was unfortunately underweight the utilities sector. Coastal Corp. (1.14% of total net assets) and Anadarko Petroleum (0.73% of total net assets) both made positive contributions to Account's return. Although it did have a small positive impact on return, the Accounts exposure to technology (7.75% of total equity market value) was reduced over the year because of the market's indiscriminant selling within the sector. Holdings within basic materials (5.60% of total equity market value) and communication services (1.03% of total equity market value) had the least favorable impact on portfolio total return. Smurfit-Stone Container Corp., producer of paper-based packaging and other products, and AK Steel Holding Corp., an integrated steel producer, were two main reasons for the negative impact of basic materials, while Allegiance Telecom was a disappointing communication services holding (all three were eliminated from the portfolio during the period).

The market is, and will likely continue to be, a volatile place. Many things changed from 1999 to 2000 and they will probably change again. Taking this into consideration, Account Managers will continue striving to invest in financially sound, fundamentally fit companies that will grow and prosper for years to come. Account Managers feel that the investment techniques, including risk management, diversification, and a great deal of prudence, will successfully lead the Account's investors through an ever-changing landscape.

MONEY MARKET ACCOUNT

(Michael Johnson and Alice Robertson)

The Federal Reserve (Fed) spent the first half of 2000 continuing in the credit-tightening mode they commenced during 1999. After adjusting the Fed Funds rate* from 4.75 to 5.50% during the latter half of 1999, the Fed started back up in early 2000. In February they stepped in for the first in a series of three rate hikes - raising the targeted rate from 5.50 to 5.75%. The Fed bumped up another 0.25% at the March Federal Open Market Committee (FOMC) meeting and a final 0.50% at the May FOMC meeting. During the latter part of the year, economic releases were beginning to show some signs of weakness. At the December FOMC meeting, the Fed maintained the 6.50%, however, it moved its bias from that of inflation to weakness. The industry average maturity over the course of 2000 was in the 50-57 day area with the days fluctuating downward when the market was anticipating another Fed rate hike. The Money Market Account strives to stay close to the industry average. Account Managers actively monitor the industry averages in order to keep both yields and average maturities in line. The Account continues to invest from a list of high quality investments that is actively monitored by our fixed income analytical staff.

Investments in the Money Market Account are neither insured nor guaranteed by the U.S. Government. While the Account strives to maintain a $1.00 per share net asset value, it is possible to lose money in money market securities.

* The Fed Funds rate is the rate at which banks lend to each other on an overnight basis.

REAL ESTATE ACCOUNT

(Kelly Rush)

        Total Returns*
        as of December 31, 2000
        1 Year  5 Year
        30.97%  6.03%**
** Since inception date 5/1/98

                     Morningstar
                     Specialty -     Lipper
     Morgan Stanley  Real Estate   Real Estate   Real Estate
      REIT Index      Category     Fund Average    Account*

Thousands

        10             10            10             10
"1998"  8.677          8.592         8.25           9.344
"1999"  8.282          8.304         7.991          8.925
"2000"  10.502         10.449        10.038         11.689

Note: Past performance is not predictive of future performance.

Real estate stocks provided robust investment performance for the twelve-month period that ended December 31, 2000. The Real Estate Account's 31.0% return easily outdistanced the S&P 500's -9.1%. This was a reversal of fortunes from the prior twelve months when the S&P 500 was up 21.0% while the Real Estate Account lagged at -4.48%.

Triggering this reversal was a decline in enthusiasm for high-growth, technology-oriented stocks. Nervous that technology stock prices had over-inflated, investors sought attractively valued sectors with reliable earnings growth. Real estate stocks fit this profile. Real estate stock prices looked cheap because they had been declining since peaking in October 1997. Meanwhile, earnings growth had been solid in 1998 and 1999, and the outlook for 2000 and beyond was favorable.

As expected, real estate markets remained vibrant throughout 2000. Despite a slowing economy in the second half of the year, there was generally no evidence of deteriorating demand for commercial real estate space. This is not necessarily surprising as real estate demand tends to be a lagging rather than leading indicator.

Demand is expected to soften in 2001 as the economy slows. The good news is U.S. construction activity is at a reasonable pace and a slowing of demand should not be catastrophic. To the contrary, real estate companies are expected to reliably deliver 7-8% earnings growth in 2001.

Relative performance for the Account remained strong in the past twelve months. The Real Estate Account outperformed both its peer average and its benchmark index. Account returns exceeded the Lipper Real Estate Fund (Variable Universe) average by 5.6% and the Morgan Stanley REIT Index by 4.2%. Portfolio over-weightings in owners of multi-family, office and industrial properties drove superior returns. Account Managers also emphasized companies owning real estate in strong coastal markets, especially San Francisco. This strategy also helped to propel relative returns.

SMALLCAP ACCOUNT

(John McClain and Thomas Morabito)

        Total Returns*
        as of December 31, 2000
        1 Year  5 Year
        30.97%  6.03%**
** Since inception date 5/1/98

                     Morningstar
                     Specialty -     Lipper
     Morgan Stanley  Real Estate   Real Estate   Real Estate
      REIT Index      Category     Fund Average    Account*

Thousands

        10             10            10             10
"1998"  8.677          8.592         8.25           9.344
"1999"  8.282          8.304         7.991          8.925
"2000"  10.502         10.449        10.038         11.689

Note: Past performance is not predictive of future performance.

The SmallCap Account began the year strongly, but as the year progressed, the market fled the growth areas where the Account had overweighted. As a result, performance suffered and the Account underperformed its benchmark indices. The Account returned -11.73%, compared to 11.80% for the S&P 600, -3.02% for the Russell 2000, and 5.07% for the Lipper SmallCap Core Mutual Fund average. (Lipper Variable Universe SmallCap average was -1.50%.)

During the year, the Account increased its exposure to sectors offering more growth, such as technology and communications. This was based on the expectation that the economy would moderate from its very high growth rates of the first half of the year and that fears of further increases of interest rates by the Fed would prove unfounded. Unfortunately, as the year progressed, energy prices spiked higher putting additional pressure on global economic growth. Simultaneously, the Euro weakened significantly putting even more pressure on companies that do business in that region. The cumulative effect of these developments was to shift market worries from too rapid growth to earnings fears, completely bypassing the middle ground scenario (moderate growth) which Account Managers had anticipated. As a result, the market fled the sectors Managers had overweighted and gravitated to more traditional value sectors (such as homebuilders) which had been underweighted. As these trends became apparent, Account Managers shifted the portfolio back towards value but remained overweight in technology.

As discussed above, the market action early in the year favored a growth position and the Account did well. However, toward year-end, several blue chip technology companies announced weaker than expected results, frequently citing weaker than expected growth in Europe. This weakness was probably due to the negative impact of higher energy prices and a sharp decline in the Euro. Earnings fears built as the year closed. Small technology stocks were hit particularly hard as downward price movements were exaggerated by tax loss selling.

Exiting the year, the Account had moderately shifted away from growth toward value but remained overweight in technology. Energy prices remain a significant risk, which is why Account Managers have somewhat reduced the Account's growth weighting. Fortunately, the evidence strongly shows crude inventories should begin to build in the near term and by the middle of next year, crude prices should be noticeably lower than they are currently, possibly falling below $25/barrel ($29/barrel at year-end 2000).

If the economy can achieve a soft landing (moderate growth), spending on areas such as technology and communications should continue to be strong providing a solid foundation for a rebound in the stock prices of many of the Account's holdings.

SMALLCAP GROWTH ACCOUNT

(Jay Tracey III)

        Total Returns*
        as of December 31, 2000
        1 Year    5 Year
        -13.91%   22.92%**
** Since inception date 5/1/98

                    Morningstar       Lipper
    Russell 2000    Small Growth  Small-Cap Growth   SmallCap Growth
    Growth Index      Category      Fund Average         Account*

Thousands

        10              10             10                10
"1998"  8.993           9.341          8.873             10.296
"1999"  12.868          15.081         14.43             20.148
"2000"  9.982           14.22          13.716            17.345

Note: Past performance is not predictive of future performance.

The U.S. stock market experienced a down fourth quarter, led by continued weakness in technology stocks. The tech-heavy NASDAQ Composite Index was down 32.74% and stood more than 50% below its high of last March. The S&P 500 Index declined 7.82%. The Russell 2000 Index declined 6.91%, but the Russell 2000 Growth Index, which has a higher tech weighting, was off 20.20%. In contrast, the "old economy" Dow Jones Industrial Average managed a slight gain of about 1.70%, the only significant benchmark to show a gain in the quarter. Value stocks outperformed growth stocks during the quarter and for the year, in part because of technology, but also because valuations became more important to investors as interest rates increased and profit growth expectations came down with the slowdown in the economy.

Technology, the market's worst performing sector, was the big problem for growth funds in general and the SmallCap Growth Account in particular, even though its holdings performed in line with their benchmarks. The Account is not significantly overweighted in technology, so Managers are continuing to focus on the merits of individual holdings. Account Managers reduced or eliminated positions whose revenue and earnings performance seemed at risk, but added opportunistically to others whose prices declined to attractive levels and whose businesses appear still to be on track. For example, Infospace (0.7% of assets) was added when the stock was under severe stress near the end of the quarter.

Results in the healthcare sector were mixed. Cephalon (2.2% of assets), Regeneron (1.9% of assets) and Invitrogen (2.0% of assets) were among the Account's stronger biotech holdings. Accredo Health (1.1% of assets), a specialty services provider, also did well. But most other holdings declined as investors increasingly favored companies that generate current earnings over those whose valuations are based on anticipated future results. Account Managers continue to be enthusiastic about biotech companies that have demonstrated technology leadership, addressed large market opportunities, met their milestones and signed significant partnership agreements. Managers believe the Account's holdings are well-positioned to benefit when confidence returns to the market and investors are again willing to look further into the future.

The energy sector, in which the Account is overweighted, was the most positive contributor, led by gains in services companies such as Veritas DGC (3.0% of assets), National-Oilwell (1.7% of assets), Patterson Energy (2.0% of assets) and Precision Drilling (1.8% of assets). Account Managers expect 2001 to be a period of accelerating earnings growth, positive earnings surprises and upward earnings revisions for this group, so managers will continue the Account's overweighting.

Beyond that, it comes down to individual holdings, such as Investors Financial Services (1.7% of assets), which gained another 36% in the quarter. The position was trimmed somewhat toward the end of the quarter, based upon its expanded valuation. Cox Radio (1.4% of assets), rebounding from price weakness in the third quarter, also was a positive performer, as was Skywest (1.8% of assets).

The coming year will be a lower-growth year for the economy and corporate profits. Account Managers believe the bear market in technology is in the past and there are good long-term prospects for the sector. One objective is to be positioned in stocks that are most likely to rebound quickly and strongly when the market recovers, based upon fundamental strength of the underlying companies. Energy is likely to be a bright spot in terms of earnings growth. Account Managers are also optimistic about the outlook for a wide variety of healthcare stocks. Most consumer stocks are uninteresting but, over the next few months, broadcasters may become more attractive as interest rates decrease and the outlook for advertising spending growth improves. For now, the Account will remain underweighted and very selective in the consumer sector.

SMALLCAP VALUE ACCOUNT

(Marian Pardo)

        Total Returns*
        as of December 31, 2000
        1 Year  5 Year
        23.87%                9.62%**
** Since inception date 5/1/98

                     Morningstar        Lipper
    Russell 2000     Small Value    Small-Cap Value   SmallCap Value
     Value Index       Category       Fund Average        Account*

Thousands

        10             10               10                   10
"1998"  8.592          8.441            8.873                8.494
"1999"  8.464          8.82             9.435                10.316
"2000"  10.396         10.318           11.112               12.778

Note: Past performance is not predictive of future performance.

The SmallCap Value Account had a positive year, returning 23.87%. The Account slightly outperformed its benchmark, the Russell 2000 Value Index, which returned 22.83% for the year ending December 31, 2000.

2000 was a difficult year for the U.S. equity markets; the broad small cap market outperformed the S&P 500 for the year, but both were in negative territory. The Russell 2000 Index returned -3.02% for the 12 months ending December 31, 2000, while the S&P 500 returned -9.11% during the same period.

The year was characterized by extreme volatility and a flight to value stocks, as small cap value names dominated performance and many of last year's best performing small telecom, technology and services names plunged. Pharmaceuticals were a clear exception, proving that investors were still interested in companies with strong growth potential and were eager to find substitutes for down-sized tech names. A slowing economy, replete with earnings disappointments and political uncertainty, undermined investor confidence in growth stocks and internet-related names in particular. This movement away from growth stocks was represented by the notable disparity between the Russell style indexes during the year. Small cap value stocks were the top performers for the year as the Russell 2000 Value Index (22.83%) outperformed the Russell 2000 (-3.02%) and the Russell 2000 Growth (-22.43%).

Even though the sector weights of the Account remained within 1% of the Russell 2000 Value Index weights, sector allocation was the main driver behind excess return for the year. Stock selection detracted from return, as the portfolio underperformed the index in 11 of 17 sectors. The Account's holdings in the consumer cyclical, finance and REIT sectors contributed most to overall return, while holdings in the software and services, health services and systems, and semiconductors sectors were detractors.

Holdings that contributed most to performance for the past twelve months included Bank United (finance), Greenpoint Financial (finance) and Gentek Inc. (industrial cyclical). Bank United was up 155.1% and overweighted relative to the index. Greenpoint Financial was up 115.8% and overweighted; Gentek Inc. was up 60.3% and overweighted as well. Holdings that detracted most from performance for the past twelve months included Geon Company (industrial cyclical), Georgia Gulf Corp (industrial cyclical) and Imperial Bancorp (finance). Geon Company was down 45.3% and liquidated by the end of the reporting period. Georgia Gulf was down 42.8% and overweighted relative to the index. Imperial Bancorp was up 17.5% and not held in the portfolio.

Looking ahead, Account Managers expect continued broadening trends that favor a multi-sector investment strategy. A continued emphasis on security selection is well suited to a market environment in which valuations are likely to be driven by fundamentals.

UTILITIES ACCOUNT

(Catherine Zaharis)

        Total Returns*
        as of December 31, 2000
        1 Year  5 Year
        19.18%  13.63%**
** Since inception date 5/1/98

                Dow Jones   Morningstar
                Utilities   Specialty -    Lipper
      S&P 500   Index with  Utilities     Utilities     Utilities
       Index      Income     Category    Fund Average   Account*

Thousands

        10         10         10            10             10
"1998"  11.172     10.25      10.973        10.957         11.536
"1999"  13.523     9.663      12.766        12.69          11.8
"2000"  12.291     14.598     13.679        13.687         14.063

Note: Past performance is not predictive of future performance.

The utilities industry again has been marked by returns that are dramatically different for each industry. Returns for this sector were stronger than the broader market, with one year utility returns over twice the S&P 500 returns. However, the Utilities Account, as well as our peers, dramatically lagged the Utility benchmark. The Dow Jones Utility Index represents electric and gas utility companies. These firms have been beneficiaries of several scenarios in the U.S. that have been quite positive for this sector in the past year. The benchmark excludes telephone companies, which were impacted in a negative fashion by market events.

Demand growth for electricity has begun to rise in this new world economy. Massive amounts of energy are need to provide proper cooling and electrification to high tech facilities. New major power plants to produce electricity have been virtually non-existent in the U.S. for over 10 years. So as demand has grown, supply has not. This was fine in the early 1990's, as there was more than enough electricity to go around. However, we have now used up that extra supply in the U.S. and find ourselves a little short of what is needed on the hottest days. Prices have spiked from $30 per megawatt hour to over $1,000 per megawatt hour. Those companies that have power to sell into the market and have undertaken a generation strategy have performed quite well. Those companies having to purchase power in these markets have suffered. The Account Manager's goal is to find those companies that have the best strategies and have exhibited the ability to execute those strategies effectively.

The telecom industry has been in a very different environment. This industry is one where although usage is growing dramatically, huge amounts of funding are needed to keep up with the most current technology. So although demand is growing, funds are continually needed to plow back into the business to continue to grow. This has hurt many of these companies. Also, traditional areas of growth, such as long distance phone calls have slowed noticeably hurting the traditional bellwethers of this industry. During the past year, Account Managers have focused more on electricity and gas, and have sold some telephone companies as they continue to struggle in this environment.

Account Managers continue to monitor industry conditions and look for opportunities in either sector.

IMPORTANT NOTES

Investments in the MidCap, SmallCap and International SmallCap Accounts involve more abrupt or erratic market movements and may involve greater risk than other stock fund investments.

The International Accounts' shares are subject to volatility caused by exchange rates, foreign economies and taxation.

The Real Estate Account's investing involves risks inherent to the real estate industry and REITs, such as general and local economic conditions.

The Utilities Account is subject to market conditions directly related to the utilities industry.

While the underlying securities of Government Securities Account are guaranteed by the U.S. Government as to the timely payment of principal and interest, Account shares are not.

DOW JONES UTILITY INDEX WITH INCOME is a price-weighted average of 15 utility companies that are listed on the New York Stock Exchange and are involved in the production of electrical energy.

LEHMAN BROTHERS AGGREGATE BOND INDEX represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

LEHMAN BROTHERS BAA CORPORATE INDEX: An unmanaged index of all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC-registered corporate debt rated Baa or BBB by Moody's or Standard & Poor's.

LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX is composed of all bonds that are investment grade (rated BAA or higher by Moody's or BBB or higher by S&P, if unrated by Moody's). Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

LEHMAN BROTHERS MORTGAGE BACKED SECURITIES INDEX is composed of all fixed-rate, securitized mortgage pools by GNMA, FNMA, and the FHLMC, including GNMA Graduated Payment Mortgages. The minimum principal amount required for inclusion is $50 million. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

LIPPER BALANCED FUND AVERAGE: This average consists of funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. The one-year average currently contains 470 funds.

LIPPER CORPORATE DEBT BBB RATED FUND AVERAGE: This average consists of funds which invest at least 65% of their assets in corporate and government debt issues rated in the top four grades. The one-year average currently contains 154 funds.

LIPPER EMERGING MARKETS FUND AVERAGE: This average consists of funds which invest at least 65% of their total assets in emerging market equity securities, where "emerging market" is defined by a country's GNP per capita or other economic measures. The one-year average currently contains 191 funds.

LIPPER FLEXIBLE PORTFOLIO FUND AVERAGE: This average consists of funds which allocate their investments across various asset classes, including domestic common stocks, bonds and money market instruments, with a focus on total return. The one-year average currently contains 246 funds.

LIPPER INTERNATIONAL FUND AVERAGE: This average consists of funds which invest in securities primarily traded in markets outside of the United States. The one-year average currently contains 696 funds.

LIPPER INTERNATIONAL SMALL-CAP FUND AVERAGE: This average consists of funds which invest at least 65% of their assets in equity securities of non-United States companies with market capitalizations less than U.S. $1 billion at the time of purchase. The one-year average currently contains 79 funds.

LIPPER LARGE-CAP GROWTH FUND AVERAGE: This average consists of funds which invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. The one-year average currently contains 549 funds.

LIPPER LARGE-CAP VALUE FUND AVERAGE: This average consists of funds which invest at least 75% of their equity assets in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. The one-year average currently contains 389 funds.

LIPPER MID-CAP CORE FUND AVERAGE: This average consists of funds that invest at least 75% of their equity assets in companies with market capitalizations of less than 300% of the dollar weighted median market capitalization of the S&P Mid-Cap 400 Index. The one-year average currently contains 145 funds.

LIPPER MID-CAP GROWTH FUND AVERAGE: This average consists of funds which invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. The one-year average currently contains 236 funds.

LIPPER MID-CAP VALUE FUND AVERAGE: This average consists of funds which invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. The one-year average currently contains 389 funds

LIPPER REAL ESTATE FUND AVERAGE: This average consists of funds which invest 65% of their equity portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. The one-year average currently contains 144 funds.

LIPPER S&P 500 INDEX FUND AVERAGE: This average consists of funds that are passively managed, have limited expenses (advisor fee no higher than 0.50%), and are designed to replicate the performance of the Standard & Poor's 500 Index on a reinvested basis. The one-year average currently contains 135 funds.

LIPPER SMALL-CAP CORE FUND AVERAGE: This average consists of funds which invest at least 75% of their equity assets in companies with market capitalizations of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. The one-year average currently contains 199 funds.

LIPPER SMALL-CAP GROWTH FUND AVERAGE: This average consists of funds that invest at least 75% of their equity assets in companies with market capitalizations of less than 250% of the dollar weighted median market capitalization of the S&P Small-Cap 600 Index. These funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. The one-year average currently contains 277 funds.

LIPPER SMALL-CAP VALUE FUND AVERAGE: This average consists of funds that invest at least 75% of their equity assets in companies with market capitalizations of less than 250% of the dollar weighted median market capitalization of the S&P Small-Cap 600 Index. These funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors. The one-year average currently contains 313 funds.

LIPPER U.S. MORTGAGE FUND AVERAGE: This average consists of mutual funds investing at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. Government and certain federal agencies. The one year average currently contains 61 mutual funds.

LIPPER UTILITIES FUND AVERAGE: This average consists of funds which invest 65% of their equity portfolio in utility shares. The one-year average currently contains 95 funds.

MSCI EAFE (EUROPE, AUSTRALIA AND FAR EAST) INDEX is a stock index designed to measure the investment returns of developed economies outside of North America.

MORGAN STANLEY REIT INDEX is a total-return index comprised of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.

MORNINGSTAR DOMESTIC HYBRID CATEGORY: Domestic-hybrid funds divide their assets among stocks. These funds tend to focus on conservative stocks and bonds.

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MORNINGSTAR FOREIGN STOCK CATEGORY: Foreign-stock funds can invest in any country outside the United States. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. They tend to invest the rest in emerging markets such as Hong Kong, Brazil, Mexico and Thailand.

MORNINGSTAR INTERMEDIATE GOVERNMENT BOND CATEGORY: Intermediate-term government funds devote at least 90% of their bond holdings to government issues. These funds have, on average, durations between 3.5 and six years.

MORNINGSTAR INTERMEDIATE-TERM BOND CATEGORY: Intermediate-term bond funds have average durations that are greater than 3.5 years and less than six years. Most of the funds rotate among a variety of sectors in the bond market, based upon which appear to offer better values.

MORNINGSTAR LARGE BLEND CATEGORY: Large-cap blend funds focus on big companies that are fairly representative of the overall stock market in both size and price. They tend to invest across the spectrum of U.S. industries and owing to their broad exposure, the funds' returns are often similar to the S&P 500 Index.

MORNINGSTAR LARGE GROWTH CATEGORY: Large-cap growth funds invest in big companies that are projected to grow faster than the overall stock market. Most of these funds focus on either companies in rapidly expanding industries with a high percentage of sales coming from foreign markets.

MORNINGSTAR LARGE VALUE CATEGORY: Large-cap value funds focus on big companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay dividends. They also generally have more-stable stock prices.

MORNINGSTAR MID-CAP BLEND CATEGORY: The typical mid-cap blend fund invests in stocks of various sizes and mixed characteristics, giving it a middle-of-the road profile. Most shy away from high-priced growth stocks, but aren't so price-conscious that they land in value territory.

MORNINGSTAR MID-CAP GROWTH CATEGORY: Some mid-cap growth funds invest in stocks of all sizes, but most focus directly on mid-size companies. Mid-cap growth funds target firms that are projected to grow faster than the overall market, therefore commanding relatively higher prices. Many of these stocks are found in the volatile technology, health-care, and services sectors.

MORNINGSTAR MID-CAP VALUE CATEGORY: Mid-cap value funds buy stocks mainly of medium-size companies that are cheap relative to their earnings potential.

MORNINGSTAR SMALL BLEND CATEGORY: Small-cap blend funds favor firms at the smaller end of the market-capitalization range, and are flexible in the types of small caps they buy. They own everything from fairly cheap, out-of-favor stocks to somewhat expensive growth stocks. They thus provide exposure both to traditional value sectors, such as financials and cyclicals, and to growth sectors like technology and health care.

MORNINGSTAR SMALL GROWTH CATEGORY: Small-cap growth funds focus on stocks at the lower end of the market-capitalization range. These funds tend to favor companies in up-and-coming industries or young firms in their early growth stages and tend to be volatile.

MORNINGSTAR SMALL VALUE CATEGORY: Small-cap value funds invest in less-popular companies at the smaller end of the size range and may focus on finding temporarily depressed stocks of companies working through business problems.

MORNINGSTAR SPECIALTY - REAL ESTATE CATEGORY: Specialty real-estate funds invest primarily in real-estate investment trusts (REITs) of various types. The performance of these funds is less connected to the overall market than most other types of stock funds.

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MORNINGSTAR SPECIALTY - UTILITIES: Specialty-utilities funds invest in phone, power, gas, and water companies. These types of companies have historically been conservative investments that pay sturdy dividends. These funds tend to provide relatively little capital appreciation, and more in the way of yield. These funds are sensitive to interest rates and industry changes.

RUSSELL 1000 GROWTH INDEX is an index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 2000 GROWTH INDEX measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 2000 INDEX measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $580 million; the median market capitalization was approximately $466 million. The largest company in the index had an approximate market capitalization of $1.5 billion.

RUSSELL 2000 VALUE INDEX measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

RUSSELL MIDCAP GROWTH INDEX measures the performance of those Russell MidCap companies with lower price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value index.

RUSSELL MIDCAP VALUE INDEX is an index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value index.

S&P 500 INDEX is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market. It measures the movement of the largest issues. Standard & Poor's chooses the member companies for the 500 based on market size, liquidity and industry group representation. Included are the stocks of industrial, financial, utility and transportation companies.

S&P/BARRA 500 VALUE INDEX is a market capitalization-weighted index of the stocks in the S&P 500 Index having the highest book to price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis.

S&P MIDCAP 400 INDEX includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range. Any mid-sized stocks already included in the S&P 500 are excluded from this index.

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GENERAL INFORMATION ABOUT AN ACCOUNT

ELIGIBLE PURCHASERS
Only certain eligible purchasers may buy shares of the Accounts. Eligible purchasers are limited to 1) separate accounts of The Principal or of other insurance companies, 2) The Principal or any of its subsidiaries or affiliates,
3) trustees of other managers of any qualified profit sharing, incentive or bonus plan established by The Principal or any of its subsidiaries or affiliates for employees of such company, subsidiary or affiliate. Such trustees or managers may buy Account shares only in their capacities as trustees or managers and not for their personal accounts. The Board of Directors of the Fund reserves the right to broaden or limit the designation of eligible purchaser.

Each Account serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by The Principal. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Accounts at the same time. Although neither The Principal nor the Fund currently foresees any such disadvantage, the Fund's Board of Directors monitors events in order to identify any material conflicts between such policy owners and contract holders. Material conflict could result from, for example, 1) changes in state insurance laws, 2) changes in Federal income tax law, 3) changes in the investment management of an Account, or 4) differences in voting instructions between those given by policy owners and those given by contract holders. Should it be necessary, the Board would determine what action, if any, should be taken. Such action could include the sale of Account shares by one or more of the separate accounts which could have adverse consequences.

SHAREHOLDER RIGHTS
The following information applies to each Account of the Principal Variable Contracts Fund, Inc. Each Account share is eligible to vote, either in person or by proxy, at all shareholder meetings for that Account. This includes the right to vote on the election of directors, selection of independent auditors and other matters submitted to meetings of shareholders of the Account. Each share has equal rights with every other share of the Account as to dividends, earnings, voting, assets and redemption. Shares are fully paid, non-assessable and have no preemptive or conversion rights. Shares of an Account are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of the Fund may remove any director with or without cause by the vote of a majority of the votes entitled to be case at a meeting of all Account shareholders.

The bylaws of the Fund provide that the Board of Directors of the Fund may increase or decrease the aggregate number of shares that the Fund has the authority to issue, without a shareholder vote.

The bylaws of the Fund also provide that the Fund does not need to hold an annual meeting of shareholders unless one of the following is required to be acted upon by shareholders under the Investment Company Act of 1940: election of directors; approval of an investment advisory agreement; ratification of the selection of independent auditors; and approval of the distribution agreement. The Fund intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.

Shareholder inquiries should be directed to: Principal Variable Contracts Fund, Inc., Principal Financial Group, Des Moines, Iowa 50392-0200.

NON-CUMULATIVE VOTING
The Fund's shares have non-cumulative voting rights. This means that the holders of more than 50% if the shares voting for the election of directors of the Fund can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any directors.

The Principal votes each Account's shares allocated to each of its separate accounts registered under the Investment Company Act of 1940 and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants and annuitants. Other shares of each Account held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating that separate account. Shares of each of the Accounts held in the general account of The Principal or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If The Principal determines, under applicable law, that an Account's shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Account shares in its own right.

PURCHASE OF ACCOUNT SHARES
Shares are purchased from Princor Financial Services Corporation, the Fund's principal underwriter. There are no sales charges on shares of the Accounts. There are no restrictions on amounts to be invested in shares of the Accounts.

Shareholder accounts for each Account are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Account as evidence of ownership of Account shares. Share certificates are not issued.

SALE OF ACCOUNT SHARES
This section applies to eligible purchasers other than the separate accounts of The Principal and its subsidiaries.

Each Account sells its shares upon request. There is no charge for the sale. A shareholder sends a written request to the Account requesting the sale of any part or all of the shares. The letter must be signed exactly as the account is registered. If payment is to be made to the registered shareholder or joint shareholder, the Account does not require a signature guarantee. If payment is to be made to another party, the shareholder's signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan association, national securities exchange member or brokerage firm. Shares are redeemed at the net asset value per share next computed after the request is received by the Account in proper and complete form.

Sales proceeds are generally sent within three business days after the request is received in proper form. However, the right to sell shares may be suspended during any period when 1) trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for other than weekends and holidays, or 2) an emergency exists, as determined by the SEC, as a result of which a) disposal by a fund of securities owned by it is not reasonably practicable, b) it is not reasonably practicable for a fund to fairly determine the value of its net assets, or c) the SEC permits suspension for the protection of security holders.

If payments are delayed and the instruction is not canceled by the shareholder's written instruction, the amount of the transaction is determined as of the first valuation date following the expiration of the permitted delay. The transaction occurs within five days thereafter.

In addition, payments on surrenders attributable to a premium payment made by check may be delayed up to 15 days. This permits payment to be collected on the check.

RESTRICTED TRANSFERS
Shares of each of the Accounts may be transferred to an eligible purchaser. However, if an Account is requested to transfer shares to other than an eligible purchaser, the Account has the right, at its election, to purchase the shares at the net asset value next calculated after the receipt of the transfer request. However, the Account must give written notification to the transferee(s) of the shares of the election to buy the shares within seven days of the request. Settlement for the shares shall be made within the seven-day period.

FINANCIAL STATEMENTS
You will receive an annual financial statement for the Fund, examined by the Fund's independent auditors, Ernst & Young LLP. That report is a part of this prospectus. You will also receive a semiannual financial statement that is unaudited.

FINANCIAL HIGHLIGHTS

The following financial highlights are derived from financial statements that were audited by Ernst & Young LLP.

Additional information about the Fund is available in the Statement of Additional Information dated May 1, 2001 and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual report to shareholders.The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-247-4123.

Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.

The U.S. Government does not insure or guarantee an investment in any of the Accounts. There can be no assurance that the Money Market Account will be able to maintain a stable share price of $1.00 per share.

Shares of the Accounts are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Accounts federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

           Principal Variable Contracts Fund, Inc. SEC File 811-01944